As Filed with the Securities and Exchange Commission on March 11, 2005.

Registration No. 333-122944

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14/A

REGISTRATION STATEMENT
UNDER THE
SECURITIES ACT OF 1933

[X] Pre-Effective Amendment No. 1

[ ] Post-Effective Amendment No. __

LAZARD RETIREMENT SERIES, INC.
(Exact Name of Registrant as Specified in Charter)

30 Rockefeller Plaza
New York, New York 10112
(Address of Principal Executive Offices, Zip Code)

Registrant's Telephone Number, including Area Code (212) 632-6000

Nathan A. Paul, Esq.
30 Rockefeller Plaza
New York, New York 10112
(Name and Address of Agent for Service)

Copies to:

Stuart H. Coleman, Esq.
Janna Manes, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is required because an indefinite number of shares of the Registrant's common stock, par value $0.001 per share, have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

LAZARD RETIREMENT SERIES, INC.
Form N-14
Cross Reference Sheet
Pursuant to Rule 481(a) Under the Securities Act of 1933

FORM N-14                                                      PROSPECTUS/PROXY
ITEM NO.                                                       STATEMENT CAPTION
---------                                                      -----------------

Part A
------

Item 1.         Beginning of Registration Statement and         Cover Page
                Outside Front Cover Page of Prospectus

Item 2.         Beginning and Outside Back Cover Page of        Cover Page
                Prospectus

Item 3.         Fee Table, Synopsis and Risk Factors            Synopsis

Item 4.         Information About the Transaction               Letter to Shareholders;
                                                                Questions and Answers;
                                                                Synopsis; Information
                                                                Relating to the
                                                                Reorganization

Item 5.         Information About the Registrant                Letter to Shareholders;
                                                                Questions and Answers;
                                                                Synopsis; Information Relating
                                                                to the Reorganization;
                                                                Additional Information

Item 6.         Information About the Fund Being Acquired       Letter to Shareholders;
                                                                Questions and Answers;
                                                                Synopsis; Information Relating
                                                                to the Reorganization;
                                                                Additional Information

Item 7.         Voting Information                              Letter to Shareholders;
                                                                Questions and Answers; Cover
                                                                Page; Voting Matters

Item 8.         Interest of Certain Persons and Experts         Not Applicable

Item 9.         Additional Information Required for             Not Applicable
                Reoffering by Persons Deemed to be
                Underwriters

                                                                STATEMENT OF ADDITIONAL
PART B                                                            INFORMATION CAPTION
------                                                          -----------------------

Item 10.        Cover Page                                      Cover Page

Item 11.        Table of Contents                               Not Applicable

Item 12.        Additional Information About the                Statement of Additional
                Registrant                                      Information of Lazard
                                                                Retirement Series, Inc.
                                                                dated May 1, 2004, as
                                                                revised December 30, 2004(1)

Item 13.        Additional Information About the Fund           Statement of Additional
                Being Acquired                                  Information of The Phoenix
                                                                Edge Series Fund dated May 1,
                                                                2004(2)

Item 14.        Financial Statements                            Annual Report of Phoenix-
                                                                Lazard Small-Cap Value Series,
                                                                a series of The Phoenix Edge
                                                                Series Fund dated December 31, 2004(3);
                                                                Annual Report of Lazard Retirement
                                                                Small Cap Portfolio, a series of
                                                                Registrant dated December 31, 2004(4)

PART C
------

Item 15.        Indemnification

Item 16.        Exhibits

Item 17.        Undertakings

____________________

(1)	Incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A, filed December 3, 2004 (File No. 333-22309).

(2)	Incorporated herein by reference to Post-Effective Amendment No. 47 to the Registration Statement on Form N-1A of The Phoenix Edge Series Fund, filed April 30, 2004 (File No. 33-5033).

(3)	Incorporated herein by reference to The Phoenix Edge Series Fund's Annual Report, filed March 9, 2005 (File No. 811-4642).

(4)	Incorporated herein by reference to Registrant's Annual Report, filed March 4, 2005 (File No. 811-08071).

PHOENIX-LAZARD SMALL-CAP VALUE SERIES

101 Munson Street
Greenfield, Massachusetts 01301

March 28, 2005

Dear Contract Owner:

           Enclosed is a combined Proxy Statement/Prospectus for the Phoenix-Lazard Small-Cap Value Series (the "Phoenix Portfolio") in which your variable annuity contract or variable life insurance policy holds an interest as of March 7, 2005. The combined Proxy Statement/Prospectus contains an important proposal for you to consider. You are eligible to provide voting instructions on how to vote on this proposal because shares of the Phoenix Portfolio were beneficially held through your variable annuity contract or variable life insurance policy on March 7, 2005.

           The Phoenix Portfolio is available exclusively as a funding vehicle for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of the Phoenix Portfolio. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with Securities and Exchange Commission interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at the Meeting.

           The Board of Trustees (the "Board") of The Phoenix Edge Series Fund (the "Trust") determined that action should be taken with regard to the Phoenix Portfolio. In light of the small asset size of the Phoenix Portfolio, the Board believes that on a long-term basis the Phoenix Portfolio may not continue to be a competitive investment option. The Phoenix Portfolio has not been able to reach critical asset size or economies of scale, particularly if the seed capital deposited by the sponsor were to be withdrawn.

           After reviewing the prospects for growth in asset size, the Board determined that the best course of action was to merge the Phoenix Portfolio into Lazard Retirement Small Cap Portfolio (the "Lazard Portfolio"), a series of Lazard Retirement Series, Inc.

           Under the proposed reorganization, if approved by shareholders, shares of the Phoenix Portfolio will be exchanged for an equal value of shares of the Lazard Portfolio, which will result in your holding beneficially through your variable contract shares of the Lazard Portfolio. Under the terms of the proposed reorganization you will not pay any costs associated with effecting the reorganization. All costs associated with the reorganization will be shared equally between Lazard Asset Management LLC and Phoenix Life Insurance Company.

           Although we are disappointed that the Phoenix Portfolio has not grown sufficiently in size to allow it to continue to be a competitive long-term investment vehicle, we believe that contract owners will be well served by the proposed reorganization, which will allow them to continue their variable contract investment with a substantially similar underlying investment vehicle.

           The enclosed materials provide more information about the proposal. Your voting instructions are important to us, no matter how many shares are held through your contract. After you review the enclosed materials, we ask that you provide voting instructions FOR the proposed reorganization. Please provide voting instructions for the proposal by completing, dating and signing your voting instruction form, and mailing it to us today. You can also communicate voting instructions by telephone or by the Internet.

           Thank you for your continued support.

Sincerely, Philip K. Polkinghorn President

PHOENIX-LAZARD SMALL-CAP VALUE SERIES

QUESTIONS AND ANSWERS

YOUR VOTE IS VERY IMPORTANT!

           While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here is a brief overview of the proposal, which will require your vote.

Q.	WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON AT THE UPCOMING SPECIAL MEETING ON APRIL 26, 2005?

A.	The Board of Trustees (the "Board") of The Phoenix Edge Series Fund (the "Trust") has called a special meeting of the Phoenix-Lazard Small-Cap Value Series (the "Phoenix Portfolio") at which you will be asked to vote on a reorganization (the "Reorganization") of the Phoenix Portfolio into Lazard Retirement Small Cap Portfolio (the "Lazard Portfolio"), a series of Lazard Retirement Series, Inc. ("LRS"). Phoenix Variable Advisors, Inc. ("PVA"), the investment adviser of the Phoenix Portfolio, has recommended this Reorganization based upon its determination that the Phoenix Portfolio may not continue to be a competitive long-term investment option for variable products issued by Phoenix Life Insurance Company ("PLIC") and its affiliated insurance companies. Although PVA has subsidized the Trust's expenses since inception, the Phoenix Portfolio has yet to reach critical asset size. As a result, PVA recommended the reorganization of the Phoenix Portfolio with a comparable Portfolio that will be offered as an underlying investment option for variable annuity contracts or variable life insurance policies issued by PLIC or its affiliated insurance companies.

Following the Reorganization, your assets will be managed in accordance with the investment objective, policies and strategies of the Lazard Portfolio, and the Phoenix Portfolio will be terminated. Please refer to the Proxy Statement/Prospectus for a detailed explanation of the proposed reorganization and for a more complete description of the Lazard Portfolio.

Q.	WHY DID THE BOARD APPROVE THE REORGANIZATION?

A.	The Board unanimously approved the Reorganization for a number of reasons. Based upon the Phoenix Portfolio's small size and its expected sales growth, the Phoenix Portfolio is not expected to reach a size that will provide a reasonable expense ratio without subsidies from PVA. As a result, the Board concluded that the Phoenix Portfolio may not be a competitive investment vehicle on a long-term basis. The Board, in considering the various options available to the Phoenix Portfolio, concluded that a reorganization into the Lazard Portfolio was in the best interests of the Phoenix Portfolio and its shareholders.

The Board recommends that you vote FOR the Reorganization.

Q.	HOW DO THE INVESTMENT OBJECTIVES AND POLICIES OF THE PHOENIX PORTFOLIO AND THE LAZARD PORTFOLIO COMPARE?

A.	The Phoenix Portfolio and the Lazard Portfolio have similar investment objectives and policies. Lazard Asset Management LLC ("Lazard") serves as the investment adviser to the Lazard Portfolio and the sub-investment adviser to the Phoenix Portfolio, using the same investment style as the Lazard Portfolio, and the primary portfolio managers are the same for each Portfolio. As a result, the Phoenix Portfolio and the Lazard Portfolio generally hold the same securities.

Q.	WHAT ARE THE ADVANTAGES FOR CONTRACT OWNERS WITH A BENEFICIAL INTEREST IN THE PHOENIX PORTFOLIO?

A.	Merging the Phoenix Portfolio with and into the Lazard Portfolio will benefit contract owners by allowing them to continue their investment in a fund with a substantially similar investment program and portfolio of securities.

In addition, PVA has advised the Board that it may no longer be able to continue to subsidize the Phoenix Portfolio's expenses if the Reorganization is not approved by shareholders. The Reorganization will allow shareholders to continue their investment in a fund with lower expenses than would be the case if PVA does not continue to subsidize the Phoenix Portfolio's expenses.

Q.	WHAT IS THE TIMETABLE FOR THE REORGANIZATION?

A.	If approved by shareholders of record of the Phoenix Portfolio at the April 26, 2005 shareholder meeting, the Reorganization is expected to take effect on or about April 29, 2005.

Q.	WHAT WILL HAPPEN TO THE ACCOUNT BALANCE HELD UNDER MY CONTRACT IN THE PHOENIX PORTFOLIO?

A.	There will be no change in value. Upon approval and completion of the Reorganization, shares of the Phoenix Portfolio will be exchanged for shares of the Lazard Portfolio based upon a specified exchange ratio determined by the respective net asset values of the Portfolios' shares. Your contract will be credited with shares of the Lazard Portfolio whose aggregate value at the time of issuance will equal the aggregate value of the Phoenix Portfolio shares held under your contract on that date.

Q.	WILL THE PHOENIX PORTFOLIO HAVE TO PAY ANY FEES OR EXPENSES IN CONNECTION WITH THE REORGANIZATION?

A.	No. All expenses associated with the Reorganization will be paid directly or indirectly by PLIC or Lazard or one of their affiliates.

Q.	WILL THE REORGANIZATION CREATE A TAXABLE EVENT FOR ME?

A.	No. The Reorganization is intended to be done on a tax-free basis for federal income tax purposes. The Reorganization will not result in shareholders of the Phoenix Portfolio recognizing any gain or loss for federal income tax purposes.

Q.	CAN I REALLOCATE MY ACCOUNT BALANCE BEFORE THE REORGANIZATION TAKES PLACE?

A.	Yes. You may transfer your account balance out of the Phoenix Portfolio and into any other investment option made available by your variable insurance product.

Q.	AFTER THE REORGANIZATION, CAN I TRANSFER MY ACCOUNT BALANCE TO ANOTHER OPTION?

A.	Yes. In accordance with applicable rules under your contract, you may transfer your account balance then held in the Lazard Portfolio into any other investment option made available by your variable insurance product.

Q.	HOW DO I VOTE?

A.	You can provide voting instructions for shares of the Phoenix Portfolio held by the separate accounts underlying your variable annuity contract or variable life insurance policy by mail using the enclosed voting instruction form or in person at the special meeting. You can also communicate voting instructions by telephone or by the Internet.

Q.	WHAT HAPPENS IF THE REORGANIZATION IS NOT APPROVED?

A.	If shareholders of the Phoenix Portfolio do not approve the Reorganization, the Reorganization will not take effect and the Board will take such action as it deems to be in the best interests of the Phoenix Portfolio and its shareholders.

PHOENIX-LAZARD SMALL-CAP VALUE SERIES

A SERIES OF THE PHOENIX EDGE SERIES FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 26, 2005

           Notice is hereby given that a Special Meeting of Shareholders of the Phoenix-Lazard Small-Cap Series (the "Phoenix Portfolio"), a series of The Phoenix Edge Series Fund (the "Trust"), will be held at One American Row, Hartford, Connecticut 06102, on Tuesday, April 26, 2005 at 10:00 a.m. Eastern time, for the purposes of considering the proposal set forth below. The proposal, if approved, will result in the transfer of all assets and stated liabilities of the Phoenix Portfolio to Lazard Retirement Small Cap Portfolio (the "Lazard Portfolio"), a series of Lazard Retirement Series, Inc., in return for shares of the Lazard Portfolio (the "Reorganization"). The Phoenix Portfolio will then be terminated as soon as reasonably practicable thereafter.

Proposal:	To approve an Agreement and Plan of Reorganization (attached hereto as Exhibit A) providing for the transfer of all assets and stated liabilities of the Phoenix-Lazard Small-Cap Value Series in exchange for shares of Lazard Retirement Small Cap Portfolio, and the shares so received will be distributed to shareholders of the Phoenix-Lazard Small-Cap Value Series.

           Shareholders of record of the Phoenix Portfolio as of the close of business on March 7, 2005 are entitled to notice of, and to vote at, this meeting, or any adjournment of this meeting. Contract owners may provide voting instructions on how to vote shares of the Phoenix Portfolio held by the separate accounts underlying their variable annuity contract or variable life insurance policy at the meeting or any adjournment of the meeting.

           Voting instructions executed by you may be revoked at any time prior to Phoenix Life Insurance Company ("PLIC") and its affiliates voting the shares represented thereby: by written notice of a Voting Instructions Card revocation to the Secretary of the Trust at the address above prior to the meeting; or by the subsequent execution and return of another Voting Instructions Card prior to the meeting; or by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

           As a convenience, you can provide voting instructions in any one of four ways:

-	THROUGH THE INTERNET - www.proxyweb.com

-	BY TELEPHONE - 1-800-690-6903

-	BY MAIL - using the enclosed Voting Instructions Card(s) and postage-paid envelope

-	IN PERSON - at the Special Meeting

          We encourage you to vote by telephone or Internet; have your Voting Instructions Card in hand, and call the number or go to the website and follow the instructions given there. Use of telephone or Internet voting will reduce the time and costs of this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement/Prospectus carefully before you vote.

By Order of the Board of Trustees Philip K. Polkinghorn President The Phoenix Edge Series Fund March 28, 2005

PROXY STATEMENT/PROSPECTUS

DATED MARCH 28, 2005

RELATING TO THE ACQUISITION OF PHOENIX-LAZARD SMALL-CAP VALUE SERIES

A SERIES OF THE PHOENIX EDGE SERIES FUND

101 MUNSON STREET
GREENFIELD, MASSACHUSETTS 01301
800-541-0171

BY AND IN EXCHANGE FOR SHARES OF

LAZARD RETIREMENT SMALL CAP PORTFOLIO

A SERIES OF LAZARD RETIREMENT SERIES, INC.

30 ROCKEFELLER PLAZA
NEW YORK, NEW YORK 10112
212-632-6000

           This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of The Phoenix Edge Series Fund (the "Trust") for the purpose of the Special Meeting of Shareholders (the "Meeting") of the Phoenix-Lazard Small-Cap Value Series (the "Phoenix Portfolio"), to be held on Tuesday, April 26, 2005 at 10:00 a.m. Eastern time, at One American Row, Hartford, Connecticut 06102. At the Meeting, shareholders of the Phoenix Portfolio will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization, a form of which is attached hereto as Exhibit A (the "Reorganization Plan"), that will result in the transfer of all assets and stated liabilities of the Phoenix Portfolio to Lazard Retirement Small Cap Portfolio (the "Lazard Portfolio," together with the Phoenix Portfolio, the "Portfolios," and each a "Portfolio"), a series of Lazard Retirement Series, Inc. ("LRS"), in return for shares of the Lazard Portfolio (the "Reorganization"). The Phoenix Portfolio will then be terminated as soon as reasonably practicable thereafter.

           This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Phoenix Portfolio or a variable annuity or variable life insurance contract owner should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents discussed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information ("SAI") dated March 28, 2005, relating to this Proxy Statement/Prospectus and the Reorganization, including certain financial information about the Phoenix Portfolio and the Lazard Portfolio, has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A copy of such SAI is available upon request and without charge by writing to LRS, 30 Rockefeller Plaza, New York, New York 10112, or by calling toll-free 1-800-887-4929.

           THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           The Phoenix Portfolio is available exclusively as a funding vehicle for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of the Phoenix Portfolio. Rather, the insurance companies and their separate accounts are the shareholders. To be consistent with SEC interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at the Meeting. Therefore, this Proxy Statement/Prospectus is provided to contract owners entitled to give voting instructions regarding the Phoenix Portfolio. This Proxy Statement/Prospectus, the Notice of Special Meeting and the voting instruction form are expected to be sent to contract owners on or about March 28, 2005.

           The Reorganization Plan provides that the Phoenix Portfolio will transfer all assets and stated liabilities to the Lazard Portfolio in exchange for shares of the Lazard Portfolio, in an amount equal in value to the aggregate net assets of the Phoenix Portfolio. These transfers are expected to occur after the close of business on or about April 29, 2005 (the "Closing Date"), based on the value of each Portfolio's assets as of the close of the regular trading session on the New York Stock Exchange (the "NYSE") (normally, 4:00 p.m. Eastern time) on the Closing Date (the "Effective Time").

           As soon as practicable after the transfer of the Phoenix Portfolio's assets and stated liabilities, the Phoenix Portfolio will make a liquidating distribution to its shareholders of the Lazard Portfolio's shares received, so that a holder of shares in the Phoenix Portfolio at the Effective Time of the Reorganization will receive a number of shares of the Lazard Portfolio with the same aggregate value as the shareholder had in the Phoenix Portfolio at the Effective Time. On the Closing Date, shareholders of the Phoenix Portfolio will become shareholders of the Lazard Portfolio. The Phoenix Portfolio will then be terminated as soon as reasonably practicable thereafter.

           The Trust and LRS each are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Phoenix Variable Advisors, Inc. ("PVA") is the investment adviser of the Phoenix Portfolio. Lazard Asset Management LLC ("Lazard") is the subadviser to the Phoenix Portfolio and the investment adviser to the Lazard Portfolio. State Street Bank and Trust Company serves as custodian for each of the Phoenix Portfolio and the Lazard Portfolio and also serves as administrator for the Lazard Portfolio. Phoenix Equity Planning Corporation serves as financial agent of the Phoenix Portfolio and, as such, performs administrative, bookkeeping and pricing functions. Lazard Asset Management Securities LLC ("LAM Securities"), a wholly owned subsidiary of Lazard, is the distributor of the Lazard Portfolio. Boston Financial Data Services, Inc. serves as transfer agent of the Lazard Portfolio.

           For a more detailed discussion of the investment objective, policies and risks of the Phoenix Portfolio, see the Phoenix Portfolio Prospectus, which includes the Phoenix Portfolio financial highlights, and the SAI dated May 1, 2004, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Phoenix Portfolio. No other parts of the Prospectus or SAI other than those that relate to the Phoenix Portfolio are incorporated herein. Copies of the Phoenix Portfolio Prospectus and SAI are available upon request and without charge by writing Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, Massachusetts 02266-8027, or calling 1-800-541-0171.

           For a more detailed discussion of the investment objective, policies and risks of the Lazard Portfolio, see the Lazard Portfolio's Prospectus and SAI dated May 1, 2004, as amended and/or supplemented, which has been filed with the SEC and is incorporated by reference into the Proxy Statement/Prospectus insofar as they relate to the Lazard Portfolio. No other parts of the Prospectus or SAI are incorporated herein. A copy of the current Prospectus for the Lazard Portfolio accompanies this Proxy Statement/Prospectus. Copies of the Lazard Portfolio's SAI are available upon request and without charge by calling 1-800-887-4929.

TABLE OF CONTENTS

Synopsis
Principal Risks
Advisers
Portfolio Managers
Investment Management and Distribution Arrangements
Information Relating to the Reorganization
Federal Income Taxes
Capitalization
Shareholder Rights
Additional Information
Board Considerations
Voting Matters
Other Business
Contract Ownership Inquiries
Exhibit A - Agreement and Plan of Reorganization
Exhibit B - Financial Highlights: Lazard Retirement Small Cap Portfolio	1 7 7 7 7 8 9 9 10 13 14 15 18 18 A-1 B-1

SYNOPSIS

          This Synopsis is designed to allow you to compare the current fees, investment objective, policies and restrictions, and purchase, redemption and transfer procedures of the Phoenix Portfolio with those of the Lazard Portfolio. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the prospectus for each Portfolio.

The Organization

           Background. Pursuant to the Reorganization Plan (a form of which is attached hereto as Exhibit A), the Phoenix Portfolio will transfer all assets and stated liabilities to the Lazard Portfolio in exchange for shares of the Lazard Portfolio. The Phoenix Portfolio will distribute the Lazard Portfolio shares that it receives to its shareholders in liquidation of the Phoenix Portfolio. The Phoenix Portfolio will then be terminated as soon as practicable thereafter. As a result of the Reorganization, shareholders of the Phoenix Portfolio will become shareholders of the Lazard Portfolio.

           The Board, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act ("Independent Trustees"), considered the proposed Reorganization at a meeting held on May 11, 2004. After a thorough review of all aspects of the Reorganization and for the reasons set forth below (see "Board Considerations"), the Board has determined that the Reorganization would be in the best interests of the Phoenix Portfolio and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

           Material Federal Income Tax Consequences of the Reorganization. The Reorganization has been structured as a tax-free reorganization for U.S. federal income tax purposes. The Reorganization is not intended to result in shareholders of the Phoenix Portfolio recognizing any gain or loss for federal income tax purposes.

           Distributions. Before the Reorganization, the Phoenix Portfolio expects to distribute ordinary income and capital gains, earned as of the date of the Reorganization, if any, to its shareholders.

           Special Considerations and Risk Factors. The investment objectives and policies of the Lazard Portfolio and the Phoenix Portfolio are substantially similar. Therefore, an investment in the Lazard Portfolio involves investment risks that are substantially similar to those of the Phoenix Portfolio. For a more complete discussion of the risks associated with the Portfolios, see "PRINCIPAL RISKS" below.

The Trust and LRS

          The Trust, an open-end management investment company registered under the 1940 Act with the SEC, which offers redeemable shares in different series, was organized as a Massachusetts business trust on February 18, 1986. The Phoenix Portfolio is a separate series of the Trust.

          LRS, an open-end management investment company registered under the 1940 Act with the SEC, which offers redeemable shares in different series, was organized on February 13, 1997 as a Maryland corporation. The Lazard Portfolio is a separate series of LRS.

Fees and Expenses

           The following comparative fee table shows the fees and expenses for each Portfolio as of December 31, 2004. The pro forma column shows the fees and expenses the Lazard Portfolio would have incurred in the fiscal year ended December 31, 2004, assuming that the Reorganization occurred as of January 1, 2004. PVA has advised the Board that it may no longer be able to continue to subsidize the Phoenix Portfolio's expenses if the Reorganization is not approved. Accordingly, if the Reorganization is not approved, shareholders may not benefit from PVA's expense cap shown below and could bear the Phoenix Portfolio's total annual portfolio operating expenses as shown below before expense reimbursement.

           The table does not reflect fees associated with a separate account that invests in the Portfolios or any costs associated with ownership of a variable annuity or variable life insurance contract for which the Portfolios are investment options. If these fees were reflected, fees and charges would be higher than those shown.

Portfolio Expenses

          The Phoenix Portfolio does not assess any sales loads, redemption or exchange fees, but contract owners do indirectly bear Annual Portfolio Operating Expenses, which vary from year to year. The Lazard Portfolio does not assess a redemption fee, but does assess a distribution and servicing fee.

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                                     Pro Forma After
                                                                                        Exchange--
                                   Phoenix Portfolio         Lazard Portfolio       Lazard Portfolio
                                 ---------------------     --------------------    --------------------

Annual Portfolio Operating
Expenses
(expenses that are deducted
from Portfolio assets):
Management fees                         0.90%1                     0.75%                   0.75%
Distribution and service
  (12b-1) fees                           None                      0.25%                   0.25%
Other expenses                          1.23%                      0.28%                   0.23%
--------------                         -------                    ------                  ------
Total annual portfolio
  operating expenses                    2.13%                      1.28%                   1.23%
                                       -------                    ------                  ------
Fee waiver and
  expense reimbursement                 1.08%2                     0.03%3                   N/A
-----------------------                -------                     ------                  -----
Net expenses                            1.05%                      1.25%                   1.25%

_____________________________________________

[1]	The Phoenix Portfolio pays PVA a management fee of 0.90% and PVA pays Lazard, as subadviser to the Phoenix Portfolio, a fee of 0.55% on assets up to $250 million. As of December 31, 2004, the Phoenix Portfolio only had approximately $13 million in assets.

[2]	PVA had voluntarily agreed to reimburse the Phoenix Portfolio's expenses other than the management fees to the extent that such expenses exceed 0.15% of the Phoenix Portfolio's average net assets (the "expense cap"), so that the Phoenix Portfolio's operating expenses after reimbursement were 1.05% for the year ended December 31, 2004. PVA has advised the Board that it may not be able to continue the expense cap if the Reorganization is not approved by shareholders.

[3]	Reflects a contractual obligation by Lazard to waive its fee and, if necessary, reimburse the Lazard Portfolio through December 31, 2005, to the extent total annual portfolio operating expenses exceed 1.25% of the Portfolio's average daily net assets.

           Expense Example

           The following table is intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The table does not reflect fees associated with a separate account that invests in the Portfolios or any costs associated with ownership of a variable annuity or variable life insurance contract for which the Portfolios are investment options. If these fees were reflected, fees and charges would be higher than those shown.

           The example does not assume that any expense waiver or reimbursement arrangements are in effect for the periods indicated for each of the Phoenix Portfolio and the Pro Forma – Lazard Portfolio. For the Lazard Portfolio, the first year of the periods reflected in the example is based on the net expenses pursuant to the contractual agreement with Lazard.

          To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      PORTFOLIO                   1 YEAR       3 YEARS       5 YEARS      10 YEARS
---------------------------------------------    --------     ---------     ---------    ----------
Phoenix Portfolio............................      $216          $667        $1,143        $2,461
Lazard Portfolio.............................      $127          $403        $  699        $1,543
Pro Forma - Lazard Portfolio.................      $125          $390        $  676        $1,489

Performance

           The following bar chart and table provide an indication of the risks of investing in the Portfolios by showing how the Portfolios' performance changes from year to year and how each Portfolio's performance compares with a broad-based index (which, unlike the Portfolios, does not have any fees or expenses). The bar chart and table assume that all dividends and distributions will be reinvested in the Portfolios. The performance shown would be lower had charges imposed in connection with a variable annuity or variable life insurance contract been taken into account. The performance of the Portfolios and the index vary over time, and past performance is not necessarily indicative of future results.

LAZARD PORTFOLIO

[BAR CHART]

YEAR-BY-YEAR TOTAL RETURNS as of 12/31 each year (%)

     5.13       21.05       18.63       (17.68)      37.22        14.89
      '99        '00         '01          '02         '03          '04

Best Quarter:             Q2'99      21.21%
Worst Quarter:            Q3'02     (19.28)%

PHOENIX PORTFOLIO

[BAR CHART]

YEAR-BY-YEAR TOTAL RETURNS as of 12/31 each year (%), unless otherwise noted

                                    38.94               14.37
                                     '03                 '04

Best Quarter:                        Q2'03              18.41%
Worst Quarter:                       Q1'03              (4.67)%

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIODS ENDED DECEMBER 31, 2004

                                              ONE          FIVE          SINCE       INCEPTION
            PORTFOLIO/INDEX                   YEAR         YEARS       INCEPTION        DATE
------------------------------------------   ------       -------      ---------     -----------
Phoenix Portfolio.......................     14.37%         N/A          20.31%        8/12/02
Lazard Portfolio........................     14.89%        13.26%         9.13%        11/4/97
Russell 2000 Index(1)...................     18.33%         6.61%         6.93%        11/4/97
Russell 2000 Index(1)...................     18.33%         N/A          25.75%        8/12/02
S&P 500®Index(2)........................     10.86%         N/A          15.10%        8/12/02

______________

(1)	Each Portfolio measures its performance against the Russell 2000® Index, an unmanaged index comprised of the 2,000 smallest U.S. companies included in the Russell 3000® Index (which consists of the 3,000 largest U.S. companies by capitalization). The Index is calculated on a total-return basis with dividends reinvested. The Index is not available for direct investment.

(2)	The Phoenix Portfolio also measures its performance against the S&P 500® Index. The S&P 500® Index is an unmanaged, market-capitalization-weighted index of 500 common stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of these stocks, which represent all major industries. The Index is calculated on a total-return basis with dividends reinvested. The Index is not available for direct investment.

Investment Objective, Policies and Restrictions

           This section will help you compare the investment objectives and principal investment strategies of the Lazard Portfolio with the Phoenix Portfolio. Please be aware that this is only a brief discussion. More complete information may be found in the Portfolios' prospectuses.

           The Portfolios have substantially similar investment objectives and invest in similar types of securities. The Phoenix Portfolio's investment objective is to seek long-term growth of capital, and the Lazard Portfolio's investment objective is to seek long term capital appreciation. Each Portfolio's investment objective cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Portfolio's outstanding voting shares.

           Under normal circumstances, each Portfolio invests at least 80% of its assets in equity securities of small cap companies. Each Portfolio considers "small cap" companies to be those companies that, at the time of initial purchase by the Portfolio, have market capitalizations within the range of companies included in the Russell 2000® Index (up to $3.61 billion as of December 31, 2004). Additionally, the Phoenix Portfolio invests in equity securities with a capitalization range of $30 million to $5 billion. Each Portfolio also may invest up to 20% of its assets in equity securities of larger U.S. companies. Each Portfolio may engage, to a limited extent, in various investment techniques, such as lending portfolio securities.

           In selecting investments, the portfolio managers of each Portfolio seek to identify those companies that are, in their view, undervalued based on their earnings, cash flow or asset values. The primary emphasis of the portfolio managers' search for undervalued equity securities is in three categories: (1) the potential to become a larger factor in the company's business sector, (2) significant debt but high levels of free cash flow, and/or (3) a relatively short corporate history with the expectation that the business may grow.

           Each Portfolio may take temporary defensive positions that depart from its principal investment strategies in response to adverse market conditions. In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each Portfolio may temporarily hold all or a portion of its assets in cash and money market instruments. Additionally, the Phoenix Portfolio may hold a portion of its assets in shares of affiliated money market funds, or high-quality debt instruments and the Lazard Portfolio may hold a portion of its assets in U.S. government securities, and short-term obligations. A large position in such instruments could detract from the achievement of a Portfolio's objective but could also reduce the Portfolio's exposure in the event of a market downturn.

           The Portfolios have similar fundamental investment policies, none of which may be changed without a shareholder vote. Neither Portfolio may invest more than 25% of the value of its total assets in the securities of issuers in a single given industry, excluding the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Each Portfolio may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies and instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities) and other investment companies, if, at the time of purchase: (a) such purchase would cause more than 5% of the Portfolio's total assets (taken at market value) to be invested in the securities of such issuer; or (b) such purchase would result in the Portfolio holding more than 10% of the outstanding voting securities of such issuer.

           The Portfolios may not issue senior securities in contravention of the 1940 Act. Each Portfolio may borrow money (leverage) up to the amount of 33 1/3% of its total assets. The Phoenix Portfolio may not purchase or sell commodities or commodity contracts, except the Portfolio may purchase and sell derivatives whose value is tied to the value of a financial index or financial instrument or other asset. The Lazard Portfolio may not invest in commodities, except that the Portfolio may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices. Additionally, the Lazard Portfolio may not purchase securities on margin, but the Portfolio may make margin deposits in connection with the specified permitted derivative transactions. Additionally, neither Portfolio may act as an underwriter of securities of other issuers, except to the extent the Portfolio may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

           Each Portfolio may not make loans to others, except each Portfolio may purchase debt obligations and enter into repurchase agreements. Each Portfolio also may lend its portfolio securities. The Lazard Portfolio may lend its portfolio securities in amounts up to 33 1/3% of its total assets and the Phoenix Portfolio also may participate in an interfund lending program with other registered investment companies.

           The Phoenix Portfolio may not purchase or sell real estate, except it may (i) acquire or lease office space for its own use, (ii) invest in the securities of issuers that invest in real estate or real estate interests, (iii) invest in mortgage-related securities and other securities that are secured by real estate or real estate interests, or (iv) hold and sell real estate acquired by the Portfolio as a result of the ownership of securities. The Lazard Portfolio may not purchase, hold or deal in real estate, except that it may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts. Additionally, the Lazard Portfolio may not purchase, hold or deal in oil, gas or other mineral leases or exploration or development programs.

Purchase, Redemption, Transfer and Dividend Purchase Policies

           You may direct the purchase or redemption of shares of the Portfolios only in connection with your ownership of variable annuity contracts or variable life insurance policies offered through insurance company separate accounts. You may not place orders directly with the Portfolios. You should refer to the product prospectus describing your particular variable annuity or variable life insurance contract for information on how to select specific funds as underlying investment options for your contract and how to redeem monies from the sub-accounts that invest in the Portfolios.

           The Trust. Orders received by the Phoenix Portfolio are effected only on days when the NYSE is open for trading. The insurance company separate accounts purchase and redeem shares of the Phoenix Portfolio at the Portfolio's net asset value ("NAV") per share calculated as of the close of the NYSE (normally, 4:00 p.m. Eastern time), although purchases and redemptions may actually be executed the next morning.

           The NAV per share is determined by adding the values of all securities and other assets of the Portfolio, subtracting liabilities, and dividing by the total number of outstanding shares of the Portfolio.

           The Portfolio's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Board or its delegates. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Board when such prices are believed to reflect the fair value of such securities. Equity securities are valued at the last official closing price (typically sale) on the exchange on which the securities are principally traded, or, if no closing price is available at the last bid price.

           LRS. Share purchase orders for the Lazard Portfolio received in proper form by the insurance company separate account on a given business day are priced at the Portfolio's NAV per share calculated on such day, provided that the order, and Federal Funds in the net amount of such order, are received by LRS in proper form on the next business day. The insurance company separate account is responsible for properly transmitting purchase orders and Federal Funds.

           LRS will determine the net asset value of the Lazard Portfolio shares as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time). NAV per share is determined by dividing the value of the total assets of the Portfolio represented, less all liabilities, by the total number of Portfolio shares outstanding.

           Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors of LRS. Calculation of the Lazard Portfolio's NAV may not take place contemporaneously with the determination of the prices of portfolio assets used in such calculation. If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Portfolio's NAV is calculated, such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board of Directors. The effect of using fair value pricing is that the net asset value of the Portfolio will be subject to the judgment of the Board of Directors or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios' net asset values. Foreign securities may trade on days when the Lazard Portfolio is not open for business, thus affecting the value of the Portfolio's assets on days when Portfolio shareholders may not be able to buy or sell Portfolio shares.

           Mixed and Shared Funding. Shares of the Portfolios are offered in connection with mixed and shared funding, i.e., to separate accounts of affiliated and unaffiliated life insurance companies funding variable annuity contracts and variable life insurance policies, and may be offered to certain qualified pension and retirement plans and to accounts permitting accumulation of assets on a tax deferred basis. Due to differences in tax treatment and other considerations, the interests of variable contract owners in separate accounts investing in a Portfolio, and the interests of plan participants investing in the Portfolio, may conflict.

           Mixed and shared funding may present certain conflicts of interest. For example, violation of the federal tax laws by one separate account investing in a Portfolio could cause owners of contracts and policies funded through another separate account to lose their tax deferred status, unless remedial actions were taken. The Portfolios are monitored for the existence of any material conflicts. A Portfolio's NAV could decrease if it has to sell investment securities to pay redemption proceeds to a separate account (or plan) withdrawing because of a conflict.

Transfer Privileges

           You may reallocate assets held under your variable annuity or variable life insurance contract to other funds offered under your contract consistent with the provisions of your contract and timely receipt by the insurance company of all information necessary to process such requests.

Dividend Policies

           Each Portfolio intends to pay out all of its net investment income and net realized capital gains annually. The Phoenix Portfolio automatically reinvests all income and capital gain distributions in additional shares of the Portfolio. The Lazard Portfolio also reinvests all dividends and distributions in additional shares of the Portfolio at NAV unless otherwise instructed by the participating life insurance companies.

PRINCIPAL RISKS

           Because each Portfolio invests primarily in equity securities of small cap companies, an investment in the Lazard Portfolio is subject to many of the same risks as an investment in the Phoenix Portfolio. There is a risk that you could lose all or a portion of your investment in a Portfolio. The value of your investment in a Portfolio will go up and down with the prices of the securities in which the Portfolio invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

           To the extent a Portfolio takes temporary defensive positions for risk management, the Portfolio may not achieve its investment objective.

           Small companies carry additional risks because their earnings tend to be less predictable, their share prices more volatile and their securities less liquid than larger, more established, companies. The value of your investment in the Portfolio will fluctuate, which means you could lose money. The shares of smaller companies also tend to trade less frequently than those of larger companies, which can have an adverse effect on the pricing of these securities and on the ability to sell these securities when the investment adviser deems it appropriate. Some of the Portfolio's investments will rise and fall based only on investor perception.

ADVISERS

          PVA, the investment adviser to the Phoenix Portfolio, has its principal place of business at One American Row, Hartford, Connecticut 06102, and has acted as an investment adviser since 1999. PVA is responsible for managing the Phoenix Portfolio's investment programs in conformity with the stated policies as described in its prospectus. PVA, with the approval of the Board, has selected and employed Lazard as subadviser to perform the day-to-day management of the Phoenix Portfolio. Lazard is located at 30 Rockefeller Plaza, New York, New York 10112. Lazard and its global affiliates provide investment management services to client discretionary accounts with assets totaling approximately $76.5 billion as of December 31, 2004. Its clients are both individuals and institutions, some of whose accounts have investment policies similar to those of the Phoenix Portfolio.

           Lazard also serves as the investment manager for the Lazard Portfolio. As investment manager to the Lazard Portfolio and subadviser to the Phoenix Portfolio, Lazard provides day-to-day management of the Portfolio's investments and assists in the overall management of the Portfolio's respective affairs. Lazard supervises all aspects of each Portfolio's operations and provides a continuous investment program that is consistent with the Portfolio's stated investment objective and policies.

PORTFOLIO MANAGERS

           Both Portfolios are managed on a team basis. Andrew Lacey and Patrick Mullen are primary portfolio managers for each Portfolio. Mr. Lacey is a Managing Director of Lazard, and Mr. Mullen is a Director of Lazard. The portfolio managers of the Lazard Portfolio are not expected to change as a result of the Reorganization.

INVESTMENT MANAGEMENT AND DISTRIBUTION ARRANGEMENTS

           Management Agreements. PVA provides investment advisory and management services to the Phoenix Portfolio pursuant to an investment advisory agreement (the "PVA Advisory Agreement"). Under the PVA Advisory Agreement, PVA is entitled to an investment advisory and management fee of 0.90% of the average daily net assets of the Phoenix Portfolio.

           PVA has voluntarily agreed to reduce its fees or reimburse the Phoenix Portfolio for expenses above certain limits. Currently, this limit is set so that the Portfolio will not incur expenses (excluding interest, taxes, brokerage commission or extraordinary expenses) that exceed the amount of its management fee plus 0.15% of its average daily net assets (the "expense cap") (i.e., 1.05%). PVA has advised the Board that it may not be able to continue the expense cap if the Reorganization is not approved by shareholders.

           PVA has entered into a sub-investment advisory agreement with Lazard pursuant to which PVA has appointed Lazard to carry out the day-to-day reinvestment and investment of the assets of the Phoenix Portfolio. Lazard manages all of the securities and other assets of the Portfolio and determines what portfolio investments are purchased, retained and sold. PVA compensates Lazard from the management fee it receives from its own resources at an annual rate of 0.55% of the Portfolio's average daily net assets up to $250 million, 0.50% of such value between $250 million and $500 million and 0.45% of such value in excess of $500 million. As of December 31, 2004, the Phoenix Portfolio only had approximately $13 million in assets. No additional fees are paid by the Phoenix Portfolio to Lazard.

           Lazard provides investment management services to the Lazard Portfolio pursuant to an investment advisory agreement (the "Lazard Advisory Agreement"). Pursuant to the Lazard Advisory Agreement, Lazard regularly provides the Portfolio with investment research, advice and supervision and furnishes continuously an investment program for the Portfolio consistent with its investment objective and policies, including the purchase, retention and disposition of securities. Under the Lazard Advisory Agreement, Lazard is entitled to a management fee at an annual rate of 0.75% of the Lazard Portfolio's average daily net assets. Pursuant to a contractual obligation, Lazard has agreed to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent total annual operating expenses exceed 1.25% of the Portfolio's average daily net assets.

           Distribution Agreements. Shares of the Lazard Portfolio are subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, the Lazard Portfolio pays LAM Securities a fee at an annual rate of 0.25% of the average daily net assets of the Lazard Portfolio's shares to finance the sale and distribution of such shares and for shareholder servicing. Because the 12b-1 Plan fee is paid out of the assets attributable to the shares of the Lazard Portfolio on an ongoing basis, over time it will increase the cost of a shareholder's investment in the Lazard Portfolio and may cost such shareholder more than paying other types of sales charges. See "Distribution and Servicing Plan" in the Lazard Portfolio's Statement of Additional Information for a discussion of the 12b-1 Plan. The Phoenix Portfolio has not adopted, and shareholders of the Phoenix Portfolio are not subject to, a Rule 12b-1 Plan.

INFORMATION RELATING TO THE REORGANIZATION

           Description of the Reorganization. The following summary is qualified in its entirety by reference to the Reorganization Plan in Exhibit A. The Reorganization Plan provides for the Reorganization to occur on or about April 29, 2005.

           The Reorganization Plan provides that all assets and stated liabilities of the Phoenix Portfolio will be transferred to the Lazard Portfolio on the Closing Date of the Reorganization. In exchange for the transfer of these assets and liabilities, the Lazard Portfolio will simultaneously issue on the Closing Date of the Reorganization a number of full and fractional shares to the Phoenix Portfolio equal in value to the aggregate net asset value of the Phoenix Portfolio calculated at the Effective Time.

           Following the transfer of assets and stated liabilities in exchange for the Lazard Portfolio shares, the Phoenix Portfolio will distribute, in complete liquidation, pro rata to its shareholders of record, all of the shares of the Lazard Portfolio so received. Shareholders of the Phoenix Portfolio owning shares at the Effective Time will receive a number of shares of the Lazard Portfolio with the same aggregate value as the shareholder had in the Phoenix Portfolio at the Effective Time. Such distribution will be accomplished by the establishment of accounts in the names of the Phoenix Portfolio's shareholders on the share records of the Lazard Portfolio's transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the Lazard Portfolio due to the shareholders of the Phoenix Portfolio. The Phoenix Portfolio then will be terminated as soon as practicable thereafter. Shares of the Lazard Portfolio to be issued will have no preemptive or conversion rights.

           The Reorganization Plan contains customary representations, warranties and conditions. The Reorganization Plan provides that the consummation of the Reorganization is conditioned upon, among other things, approval of the Reorganization by the Phoenix Portfolio's shareholders and the receipt by the Portfolios of a tax opinion to the effect that the Reorganization will be tax-free for federal income tax purposes to the Phoenix Portfolio and its shareholders and the Lazard Portfolio. The Reorganization Plan may be terminated by mutual agreement of the Trust and LRS or by either the Trust or LRS if, before the Closing Date, any of the required conditions have not been met or the representations and warranties are not true.

           Costs of Reorganization. The Portfolios will pay no expenses associated with their participation in the Reorganization. Phoenix Life Insurance Company ("PLIC") has separately entered into an agreement with Lazard to set forth how the Portfolios' Reorganization expenses will be allocated. Pursuant to such agreement, PLIC and Lazard or their affiliates have agreed that all fees, costs and expenses associated with the Reorganization will be shared between them on an equal basis including those attorneys' fees, costs and expenses relating to the preparation of proxy materials, regulatory filings and related tax opinions, the printing and distribution of prospectus materials, the preparation for and conduct of shareholder meetings and other similar communications to contract owners of variable annuity contracts or variable life insurance policies, the value of which is invested in the insurance company separate accounts who hold shares of the Phoenix Portfolio.

FEDERAL INCOME TAXES

           Material Federal Income Tax Consequences of the Reorganization. The following is a summary of the material anticipated federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury regulations, court decisions, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date of this Proxy Statement/Prospectus and all of which are subject to change and differing interpretations (possibly with retroactive effect). This summary is limited to U.S. persons who hold shares of the Phoenix Portfolio as capital assets for federal income tax purposes (generally, assets held for investment).

           This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons that may be subject to special treatment under federal income tax laws. You should consult your tax adviser as to the federal income tax consequences of the Reorganization, as well as the effects of state and local tax laws.

           The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code. If it so qualifies, neither the Phoenix Portfolio nor its shareholders will recognize taxable gain or loss as a result of the Reorganization; the tax basis of the Lazard Portfolio shares received by shareholders of the Phoenix Portfolio will be the same in the aggregate as the basis of the Phoenix Portfolio shares exchanged; and the holding period of the Lazard Portfolio shares received will include the holding period of the Phoenix Portfolio shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, LRS and the Trust will receive a tax opinion substantially to that effect. No tax ruling from the IRS regarding the Reorganization has been requested. The tax opinion is not binding on the IRS or a court and does not preclude the IRS from asserting or adopting a contrary position.

           General. The federal income tax treatment of the Portfolios is identical. Both seek to qualify as regulated investment companies under the Code and to comply with Section 817(h) of the Code. This means that neither Portfolio expects to pay any federal income taxes on income and gains that are distributed to shareholders. You should refer to the product prospectus describing your variable annuity contract or variable life insurance policy for a discussion of the tax consequences of that contract for you.

CAPITALIZATION

           The following table sets forth, as of December 31, 2004, the capitalization of each Portfolio and the pro forma combined capitalization of the Lazard Portfolio assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                                   NET ASSETS
                                                                    VALUE PER       SHARES
                   PORTFOLIO                        NET ASSETS        SHARE       OUTSTANDING
----------------------------------------------      ----------     ----------     -----------
Phoenix Portfolio...........................       $ 12,255,906      $14.15          866,036
Lazard Portfolio............................       $110,981,871      $16.90        6,567,766
Pro Forma - Lazard Portfolio................       $123,237,777      $16.90        7,293,055

SHAREHOLDER RIGHTS

LRS

           General. LRS is an open-end management investment company established as a Maryland corporation on February 13, 1997. LRS is governed by its Articles of Incorporation, as amended or supplemented from time to time (the "Articles"), By-laws and applicable state law.

           Shares. LRS is authorized to issue five hundred million shares of common stock, with a par value of $0.001. Currently, LRS is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. All consideration received by LRS for shares of one of the portfolios, and all assets in which such consideration is invested, will belong to that portfolio (subject only to the rights of creditors of LRS) and will be subject to the liabilities related thereto. The income attributable to, and the expenses of, one portfolio would be treated separately from those of the other portfolios. LRS has the ability to create, from time to time, new series without shareholder approval.

           Voting Rights. For certain matters all shareholders of LRS vote together as a group; as to others they vote separately by portfolio. Generally, all shares have equal voting rights and will be voted in the aggregate. Each full share is entitled to one vote, and each fractional share has a proportionate fractional vote.

           Shareholder Meetings. LRS is not required to hold annual meetings of shareholders unless required by the 1940 Act. A special meeting of shareholders for the purpose of considering the removal of a director may be called by shareholders owning at least 10% of the shares outstanding and entitled to vote. Special meetings for other purposes may be called at any time by any director.

           Election and Term of Directors. The business and affairs of LRS are managed under the direction of the Board of Directors of LRS, which approves all significant agreements with those companies that furnish services to the portfolios. Subject to 1940 Act requirements, directors are elected by shareholders. Directors hold office until the termination of LRS or their earlier death, retirement, resignation, incapacity or removal. A director may be removed at any time at any meeting of the shareholders by a vote of the shareholders owning at least a majority of the outstanding shares.

           Director Liability. Pursuant to Maryland law, the directors of LRS generally are not liable for any act, omission or obligation of LRS. LRS will indemnify its directors against all liabilities and expenses to the extent permitted by Maryland law, except for those arising from the director's willful misfeasance, bad faith, gross negligence or reckless disregard of such director's duties.

The Trust

           General. The Trust is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts pursuant to a Declaration of Trust dated February 18, 1986, as amended (the "Amended Declaration of Trust"). The Trust is also governed by applicable state law.

           Shares. The Amended Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest of each series of the Trust. The Trust currently has 26 series outstanding. The Trustees of the Trust may also create additional series in the future without shareholder approval. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights unless designated by the Trustees, and are freely transferable. Shares (including fractional shares) of each series of the Trust have equal rights with regard to voting redemptions, dividends, distributions and liquidations with respect to that series. All voting rights of the separate accounts as shareholders are passed through to the contract/policyholders. The assets and proceeds received by the Trust from the issue or sale of shares of a series are allocated to that series and constitute the rights of that series, subject only to the rights of creditors. Any underlying assets of a series are required to be segregated on the books of account of the Trust. These assets are to be used to pay the expenses of the series as well as a share of the general expenses of the Trust.

           Voting Rights. On any matter submitted to a vote of shareholders of the Trust, all series generally vote together as a single group, except where a separate vote is required by law or where the interests of a series differ from the other series. Each full share is entitled to one vote, and each fractional share has a proportionate fractional vote.

           Shareholder Meetings. Under the Amended Declaration of Trust and Massachusetts business trust laws, the Trust is not required to hold annual shareholder meetings. The Trustees or President of the Trust may call shareholder meetings as necessary. To the extent required by the 1940 Act, meetings held for the purpose of voting on the removal of any Trustee shall be called by the Trustees or upon written request by shareholders holding at least ten percent of the outstanding shares entitled to vote.

           Election and Term of Trustees. The Trust's operations are overseen by the Trustees under Massachusetts law. Subject to 1940 Act requirements, Trustees may be elected by shareholders or appointed by the Board. Trustees hold office during the lifetime of the Trust or their earlier death, resignation, incapacity or removal. A Trustee may be removed at any time by a majority vote of the remaining Trustees at a duly constituted meeting or by a vote at any meeting of shareholders of two-thirds of the outstanding shares of the Trust.

           Shareholder Liability. Unlike the stockholders of a corporation, under certain circumstances shareholders of a business trust may be held personally liable for the debts, claims or other obligations of a business trust. However, the Amended Declaration of Trust limits shareholder liability. The Amended Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Amended Declaration of Trust provides for indemnification out of the Trust's property for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

           Trustee Liability. The Amended Declaration of Trust provides that Trustees will generally be personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of duties. The Trust may purchase insurance for Trustees to cover potential liabilities and will generally indemnify a Trustee against such claims. The Trust may also advance payments to a Trustee in connection with indemnification.

Material Differences in Shareholder Rights

           The Phoenix Portfolio is a separate series of the Trust, a Massachusetts business trust, and the rights of its shareholders are governed by the Trust's Amended Declaration of Trust and applicable Massachusetts law. The Lazard Portfolio is a separate series of LRS, a Maryland corporation, and the rights of its shareholders are governed by LRS' Articles, LRS' By-Laws and the Maryland General Corporation Law (the "Maryland Code"). Certain relevant differences between the two forms of organization are summarized below.

           Shareholder Meetings and Voting Rights. Generally, neither the Trust nor LRS is required to hold annual meetings of its shareholders. The relevant Board is required to call a special meeting of shareholders for the purpose of removing a Board member when requested in writing to do so by the holders of at least 10% of its outstanding shares entitled to vote. A Board member may be removed by the affirmative vote of two-thirds of the shareholders, in the case of the Phoenix Portfolio, and by the affirmative vote of a majority of the shareholders, in the case of the Lazard Portfolio. Moreover, for each Portfolio, the Board will call a meeting of shareholders for the purpose of electing Board members if at any time less than a majority of the Board members then holding office have been elected by the shareholders.

           Shares of the Lazard Portfolio are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. Shareholders of the Phoenix Portfolio are entitled to one vote, with proportionate voting for fractional shares. The Trust's Amended Declaration of Trust provides that 30% of the shares entitled to vote shall constitute a quorum for the transaction of business at a shareholders' meeting. LRS' Articles provides that 33 1/3% of the shares entitled to vote shall constitute a quorum for the transaction of business at a stockholders meeting. Matters requiring a larger vote by law or under the organizational documents for LRS and the Trust are not affected by such quorum requirements.

           Shareholder Liability. Under the Maryland Code, shareholders of the Lazard Portfolio have no personal liability as such for the Portfolio's acts or obligations.

           Under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, could be held personally liable for the obligations of the business trust. However, the Trust's Amended Declaration of Trust disclaims shareholder liability for acts or obligations of the Portfolio and requires that notice of such disclaimer be given in every note, bond, contract or other undertaking issued or entered into by or on behalf of the Phoenix Portfolio, or the Trust's trustees. The Amended Declaration of Trust provides for indemnification out of the Trust's property for any shareholder and any former shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Trust's Amended Declaration of Trust also provides that the Phoenix Portfolio, upon request, will assume the defense of any claim made against any shareholder for any act or obligation of the Portfolio and satisfy any judgment thereon.

           Liability and Indemnification of Board Members. Under the Maryland Code, LRS' Articles and By-Laws, subject to the 1940 Act, a director or officer of LRS is not liable to the Lazard Portfolio or its shareholders for monetary damages except to the extent he or she receives an improper personal benefit or his or her action or failure to act was the result of active and deliberate dishonesty and was material to the cause of action adjudicated. In addition, a director is entitled to indemnification against judgments, penalties, fines, settlements and reasonable expenses unless his or her act or omission was material to the cause of action and was committed in bad faith or was the result of active and deliberate dishonesty or the individual received an improper personal benefit (or, in a criminal case, had reasonable cause to believe that his or her act or omission was unlawful). Indemnification may be made against amounts recovered by settlement of suits brought by or in the right of the Portfolio except where the individual is adjudged liable to the Portfolio. The termination of a civil proceeding by judgment, order or settlement does not create a presumption that the requisite standard of conduct was not met.

           A director or officer is entitled to advances for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland Code. The director or officer must provide a written affirmation of his good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the director or officer shall provide a security in form and amount acceptable to LRS for his or her undertaking; (b) LRS is insured against losses arising by reason of the advance; or (c) a majority of the disinterested non-party directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to LRS at the time the advance is proposed to be made, that there is reason to believe that director or officer will ultimately be found to be entitled to indemnification. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the director or officer was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the director or officer was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non- party directors or (ii) an independent legal counsel in a written opinion. Employees and agents may be indemnified to the same extent as directors and officers and to such further extent as is consistent with law.

           If these provisions of the Maryland Code are amended, the directors and officers will be entitled to limited liability and to indemnification to the fullest extent of Maryland law as amended. No amendment or repeal of the provisions of the Articles relating to limited liability and indemnification will apply to any event, omission or proceeding that precedes the amendment or repeal.

           Under the Trust's Amended Declaration of Trust, subject to the 1940 Act, a trustee is entitled to indemnification against all liability and expenses reasonably incurred by such trustee in connection with the defense or disposition of any threatened or actual proceeding by reason of his or her being or having been a trustee, unless such trustee is adjudicated to have acted with bad faith, willful misfeasance, gross negligence or in reckless disregard of his or her duties. A trustee is entitled to advances of expenses in the course of litigation if (i) such trustee undertakes to repay such sums if indemnification ultimately is denied and (ii) any of the following has occurred: (x) the trustee provides acceptable security, (y) the Phoenix Portfolio is insured against losses arising from the advances, or (z) the disinterested non-party trustees or independent legal counsel determine there is a reason to believe the trustee ultimately will be found to be entitled to indemnification. Officers, employees and agents of the Trust may be indemnified to the same extent as trustees.

           Under the 1940 Act, a director or trustee may not be protected against liability to a Portfolio and its security holders to which he or she would otherwise be subject as a result of his or her willful misfeasance, bad faith or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.

           THE FOREGOING IS ONLY A SUMMARY OF CERTAIN DIFFERENCES BETWEEN THE PHOENIX PORTFOLIO, THE TRUST'S AMENDED DECLARATION OF TRUST AND MASSACHUSETTS LAW, AND THE LAZARD PORTFOLIO, LRS' ARTICLES, BY-LAWS AND MARYLAND LAW. IT IS NOT A COMPLETE DESCRIPTION OF THE DIFFERENCES, BUT ONLY OF MATERIAL DIFFERENCES. SHAREHOLDERS DESIRING COPIES OF LRS' ARTICLES AND BY-LAWS OR THE TRUST'S AMENDED DECLARATION OF TRUST AND BY-LAWS SHOULD WRITE TO THE RELEVANT PORTFOLIO.

ADDITIONAL INFORMATION

           Information concerning the operation and management of LRS is included in the current prospectus dated May 1, 2004, as supplemented and/or amended (File No. 333-22309), which is incorporated herein by reference insofar as it relates to the Lazard Portfolio and a copy of which accompanies this Proxy Statement/Prospectus. Additional information about the Lazard Portfolio is included in the SAI dated May 1, 2004, as supplemented and/or amended, which is available upon request and without charge by calling 1-800-887-4929.

           Information about the Trust is included in the current prospectus dated May 1, 2004 (File No. 33-5033), which is incorporated herein by reference insofar as it relates to the Phoenix Portfolio. Additional information about the Phoenix Portfolio is included in the SAI dated May 1, 2004. which is available upon request and without charge by contacting Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling 1-800-541-0171.

           The Portfolios are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such items can be obtained from the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, D.C. 20549 at prescribed rates.

           Fiscal Year End and Financial Statements. The fiscal year end of each Portfolio is December 31st.

           The financial statements of the Lazard Portfolio contained in LRS' annual report to shareholders for the fiscal year ended December 31, 2004 have been audited by Anchin, Block & Anchin LLP, its independent registered public accounting firm. These financial statements are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Lazard Portfolio.

           The financial statements of the Phoenix Portfolio contained in the Trust's annual report to shareholders for the fiscal year ended December 31, 2004 have been audited by PricewaterhouseCoopers LLP, its independent registered public accounting firm. These financial statements are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Phoenix Portfolio and not to any other series that are described therein.

           Lazard will furnish, without charge, a copy of the most recent LRS annual report on request. The Trust will furnish, without charge, a copy of the most recent Trust annual report on request. Requests should be directed to Lazard at 30 Rockefeller Plaza, New York, New York 10112, or by calling 1-800-887-4929, and to the Trust at Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling 1-800-541-0171.

           Legal Matters. Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, serves as counsel to LRS and will render opinions concerning the issuance of shares of the Lazard Portfolio.

           Matthew A. Swendiman, Esq., counsel, PLIC, will render opinions concerning the outstanding shares of the Phoenix Portfolio.

BOARD CONSIDERATIONS

           During discussions held on May 11, 2004, the Board raised various questions, and received responsive information from PVA, regarding the Reorganization, including possible Reorganization candidates. At the meeting, the Board, including the Independent Trustees, were presented with information to assist them in evaluating the Reorganization, such as: (a) the terms and conditions of the Reorganization; (b) the compatibility of the Portfolios' objectives, investment limitations and policies; (c) performance history for the Portfolios; (d) that PVA may no longer be able to continue to subsidize the Phoenix Portfolio if the Reorganization is not approved; (e) pro forma and/or estimated expense ratios for the Lazard Portfolio; (f) any changes in fees to be paid or borne by shareholders of the Phoenix Portfolio (directly or indirectly) after the Reorganization; (g) the potential economies of scale to be gained from the Reorganization; (h) any direct or indirect federal income tax consequences to the shareholders of the Phoenix Portfolio; (i) the fact that the Lazard Portfolio will assume stated liabilities of the Phoenix Portfolio; (j) the fact that PLIC, Lazard or their affiliates will directly or indirectly bear the Reorganization expenses incurred by the Phoenix Portfolio; and (k) the quality of management and compliance issues and regulatory developments. The Board, including all of the Independent Trustees, considered the above information, as well as other information, before approving the Reorganization Plan. In considering the Reorganization, the Independent Trustees were advised by independent legal counsel.

           The Board, including all of the Independent Trustees, determined that the Reorganization is in the best interests of the Phoenix Portfolio and its shareholders and that the interests of existing Portfolio shareholders will not be diluted as a result of the Reorganization.

           The Board, including the Independent Trustees, concluded that the Reorganization was in the best interests of shareholders for a number of reasons. The Board reviewed other available options for the Phoenix Portfolio, including continuing to operate the Portfolio but without expense subsidies, seeking a new manager of the Trust, reorganizing the Portfolio with one or more other series of the Trust and reorganizing the Portfolio with other available funds. After reviewing alternatives, the Board, including the Independent Trustees, concluded that the proposed Reorganization with the Lazard Portfolio was the best course available to the Phoenix Portfolio. In reaching that conclusion, the Board noted that, based on the small size of the Portfolio and its expected sales growth, the Portfolio is not expected to reach a size that will provide a reasonable expense ratio without continued subsidies from PVA. In addition, the Board concluded that the Lazard Portfolio was the best alternative, given that the Lazard Portfolio is managed by members of the portfolio management team for the Phoenix Portfolio, and given that the Lazard Portfolio has similar performance to and a lower overall expense ratio (before fee waivers and expense reimbursements) than the Phoenix Portfolio. The Board also noted that the Phoenix Portfolio will not bear any expenses in connection with the Reorganization. Based upon the Lazard Portfolio's lower expense ratio (after waivers and reimbursements) and that PVA may not be able to continue to subsidize the Portfolio if the Reorganization is not approved by shareholders, and the fact that the Phoenix Portfolio will not bear any costs associated with the Reorganization, the Board, including all of the Independent Trustees, concluded that the interests of existing shareholders of the Phoenix Portfolio would not be diluted as a result of the Reorganization.

           THE BOARD RECOMMENDS THAT THE SHAREHOLDERS OF THE PHOENIX PORTFOLIO APPROVE THE REORGANIZATION.

VOTING MATTERS

           Quorum and Voting Requirements. This Proxy Statement/Prospectus is being furnished to the shareholders of the Phoenix Portfolio in connection with the solicitation by the Board of proxies to be used at the Meeting. Shareholders of record of the Phoenix Portfolio at the close of business on March 7, 2005 ("Record Date") own 896,156 shares. Each share will be entitled to vote at the meeting or at any adjournment(s) thereof. Each of the above shares is entitled to one vote, with proportionate voting for fractional shares. The record owners of the shares of the Phoenix Portfolio include the Phoenix Life Variable Universal Life Account (the "VUL Account"), which funds variable life insurance policies, and the Phoenix Life Variable Accumulation Account and the PHL Variable Accumulation Account (collectively, the "VA Accounts"), which fund variable annuity contracts.

           Each shareholder of record at the close of business on the Record Date is entitled to a notice of the meeting and will be asked to instruct PLIC how to vote at the Meeting or any adjourned or postponed session. No shareholder, to the Trust's knowledge, owns contracts that are funded by more than five percent of the outstanding voting shares of the Trust or of the Phoenix Portfolio. The number of votes with respect to which each shareholder will be entitled to instruct PLIC will be determined by applying the shareholder's percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized. The number of votes for which a shareholder may provide instructions will be determined as of the Record Date.

           The Phoenix Portfolio is available exclusively as a funding vehicle for variable annuity contracts or variable life insurance policies offered through life insurance company separate accounts. Individual contract owners are not the shareholders of the Phoenix Portfolio. Rather, the insurance companies and its separate accounts are the shareholders. To be consistent with SEC interpretations of voting requirements, each insurance company will offer contract owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts on the proposal to be considered at the Meeting.

           In accordance with its view of applicable law, PLIC and its affiliates will vote the shares of the Phoenix Portfolio for which PLIC receives voting instructions from the shareholder in accordance with those instructions. PLIC will vote shares for which it has not received timely voting instructions from shareholders and any shares held by PLIC or its affiliates for their own accounts in the same proportion as the shares for which shareholders have provided voting instructions to PLIC.

           In addition to the proxy solicitation by mail, officers and employees of PLIC or one of its affiliates may solicit voting instructions personally or by telephone. PLIC or other representatives of the Trust may also use one or more proxy solicitation firms to assist with the mailing and tabulation effort and any special personal solicitation of instruction cards. PLIC will, upon request, reimburse banks, brokers, fiduciaries and nominees for their reasonable expenses in sending proxy materials. The cost of solicitation of voting instructions and the tabulation of proxies will be borne indirectly by PLIC or an affiliate. You can provide voting instructions in any one of four ways:

-	THROUGH THE INTERNET - www.proxyweb.com

-	BY TELEPHONE - 1-800-690-6903

-	BY MAIL - using the enclosed Voting Instructions Card(s)and postage paid envelope

-	IN PERSON - at the Special Meeting

           Voting instructions executed by you may be revoked at any time prior to PLIC voting the shares represented thereby: by written notice of a Voting Instructions Card revocation to the Secretary of the Trust at the address above prior to the meeting; or by the subsequent execution and return of another Voting Instructions Card prior to the meeting; or by use of any electronic, telephonic or other alternative means authorized by the Trustees for authorizing the proxy to act; or by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the Meeting.

           We encourage you to vote by telephone or by Internet; have your Voting Instruction Card in hand, and call the number or go to the website and follow the instructions given there. These voting methods will reduce the time and costs of this proxy solicitation. Whichever method you choose, please read this Proxy Statement/Prospectus carefully before you vote.

           A majority of the outstanding voting shares of the Phoenix Portfolio entitled to vote shall constitute a quorum for the meeting. Because PLIC, through its VUL Account and VA Accounts, are the record owners of the Phoenix Portfolio, PLIC's attendance at the meeting will constitute a quorum. The affirmative vote of a majority of the outstanding voting securities of the Trust as defined in the 1940 Act (i.e., the lesser of (i) 67% or more of the eligible votes of the Phoenix Portfolio represented at the meeting if more than 50% of the eligible votes of the Phoenix Portfolio are present in person or by proxy or (ii) more than 50% of the eligible votes of the Phoenix Portfolio) must approve the Reorganization. For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting but which have not been voted. For this reason, abstentions and broker non-votes will assist the Phoenix Portfolio in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

           If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the Reorganization proposal have not been obtained, then the persons named as proxies may propose one or more adjournment(s) of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that are required to be voted FOR the Reorganization proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Reorganization proposal against such adjournment.

           The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken unless a new record date of the adjourned meeting is fixed or unless the adjournment is for more than sixty (60) days from the date set for the original meeting, in which case the Trustees shall set a new record date. Notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting. At any adjourned meeting, the Trust may transact any business that might have been transacted at the original meeting.

           The individuals named as proxies on the enclosed Voting Instruction Card will vote in accordance with the shareholder's direction, as indicated thereon, if the Voting Instruction Card is received and is properly executed. If the shareholder properly executes a Voting Instruction Card and gives no voting instructions with respect to the Reorganization proposal, the shares will be voted in favor of the Reorganization proposal. The individuals named as proxies on the enclosed Voting Instruction Card, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board is not aware of any other matters to come before the meeting.

           Approval of the Reorganization proposal by the shareholders of the Phoenix Portfolio is a condition of the consummation of the Reorganization.

           If the Reorganization is not approved, the Phoenix Portfolio will continue as a series of the Trust and the Board may consider other alternatives in the best interests of the shareholders of the Phoenix Portfolio.

           No Appraisal Rights. The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.

           Security Ownership of Certain Beneficial Owners and Management:

           LRS. As of the Record Date, the officers and directors of LRS as a group beneficially owned less than 1% of the outstanding shares of the Lazard Portfolio. As of the Record Date, to the best of the knowledge of LRS, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of the Lazard Portfolio and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated, LRS has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

NAME AND ADDRESS                                                 PERCENTAGE OWNERSHIP
--------------------------------------                           --------------------
The Ohio National Life Insurance Co.*
Ohio National Financial Services
P.O. Box 237
Cincinnati, Ohio 45201                                                   48%*

The Traveler's Insurance Co.
Attn:  Shareholder Accounting Department
P.O. Box 990027
Hartford, Connecticut 06199                                              15%

Jefferson National Life Insurance Co.
Attn:  Separate Accts.
9920 Corporate Campus Drive
Louisville, Kentucky 40223                                               14%

The Traveler's Life & Annuity Co.
Attn: Shareholder Accounting Dept.
P.O. Box 990027
Hartford, Connecticut 01699                                              12%

CNA Insurance/Valley Forge Life
Attn:  Investment Products
100 CNA Drive
Nashville, Tennessee 37214                                                6%

______________________________________

*	Presumed to be a control person of the Portfolio because of record ownership of 25% or more of the Portfolio. Such control may affect the voting rights of other shareholders.

           Trust. As of the Record Date, the officers and trustees of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Phoenix Portfolio. As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Phoenix Portfolio:

NAME AND ADDRESS                                                  PERCENTAGE OWNERSHIP
--------------------------------------                            --------------------
PHL Variable Accumulation Account
One American Row
Hartford, Connecticut  06102                                            46.68%*

Phoenix Life Variable Accumulation Account
10 Krey Boulevard
Rensselaer, New York  12144                                             41.43%*

Phoenix Life Variable Universal Life Account
10 Krey Boulevard
Rensselaer, New York 12144                                              11.18%

______________________________________

*	Presumed to be a control person of the Portfolio because of record ownership of 25% or more of the Portfolio. Such control may affect the voting rights of other shareholders.

OTHER BUSINESS

          The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that voting instructions that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the proxies named in the enclosed Voting Instruction Card.

CONTRACT OWNERSHIP INQUIRIES

           Contract owner inquiries may be addressed to the Trust in writing to Phoenix Variable Products Mail Operations, P.O. Box 8027, Boston, Massachusetts 02266-8027, or by calling 1-800-541-0171.

           CONTRACT OWNERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO PROVIDE INSTRUCTIONS ON HOW TO VOTE THE SHARES HELD UNDER YOUR CONTRACT USING ONE OF THE METHODS DESCRIBED ON THE ENCLOSED VOTING INSTRUCTION FORM. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU PROVIDE VOTING INSTRUCTIONS FOR APPROVAL OF THE REORGANIZATION.

By Order of the Board of Trustees, Philip K. Polkinghorn President The Phoenix Edge Series Fund

Exhibit A

AGREEMENT AND PLAN OF REORGANIZATION

           THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 15th day of February, 2005, by and among Lazard Retirement Series, Inc., a Maryland corporation (the "Acquiring Company"), with respect to Lazard Retirement Small Cap Portfolio, a separate series of the Acquiring Company (the "Acquiring Fund"); The Phoenix Edge Series Fund, a Massachusetts business trust (the "Phoenix Trust"), with respect to Phoenix-Lazard Small Cap Value Series, a separate series of the Phoenix Trust (the "Phoenix Fund"); and Phoenix Variable Advisors, Inc. ("PVA"), the investment adviser to the Phoenix Fund. The principal place of business of the Acquiring Company is 30 Rockefeller Plaza, New York, New York 10112. The principal place of business of the Phoenix Trust and PVA is One American Row, Hartford, Connecticut 06102. The Acquiring Company (on behalf of the Acquiring Fund), the Phoenix Trust (on behalf of the Phoenix Fund) and PVA are collectively referred to herein as the "Parties."

           The Parties intend this Agreement to be, and it is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Phoenix Fund to the Acquiring Fund in exchange for shares of common stock, par value $0.001 per share, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Acquiring Company, on behalf of the Acquiring Fund, of the Stated Liabilities of the Phoenix Fund as defined in paragraph 1.3; and (iii) the distribution, after the Closing Date as defined in paragraph 3.1, of the Acquiring Fund Shares to the Phoenix Fund shareholders and the termination, dissolution and complete liquidation of the Phoenix Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

           WHEREAS, the Acquiring Fund is a separate series of the Acquiring Company, and the Phoenix Fund is a separate series of the Phoenix Trust; and the Acquiring Company and the Phoenix Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act");

           WHEREAS, the Phoenix Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

           WHEREAS, the Acquiring Fund is authorized to issue its shares of common stock to separate accounts of life insurance companies to support investment under variable annuities and variable life insurance contracts issued by such companies; and

           WHEREAS, the Board of Directors of the Acquiring Company (the "Acquiring Company Board"), including a majority of Directors who are not "interested persons" (as defined in the 1940 Act) of the Acquiring Company, has determined with respect to the Acquiring Fund that (i) participation in the Reorganization is in the best interests of the owners of variable annuity contracts or variable life insurance contracts, the cash value of which is invested in the Acquiring Fund ("Acquiring Fund Contract Owners"), and (ii) the interests of the existing Acquiring Fund Contract Owners will not be diluted as a result of the Reorganization; and

           WHEREAS, the Board of Trustees of the Phoenix Trust (the "Phoenix Board"), including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Phoenix Trust, has determined with respect to the Phoenix Fund that (i) participation in the Reorganization is in the best interests of the owners of the variable annuity contracts or variable life insurance contracts issued by Phoenix Life Insurance Company ("PLIC") or its affiliates, the cash value of which is invested in the Phoenix Fund (the "Phoenix Contract Owners"), and (ii) the interests of the existing Phoenix Contract Owners will not be diluted as a result of the Reorganization.

           NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE PHOENIX FUND TO THE ACQUIRING FUND
IN EXCHANGE FOR ACQUIRING FUND SHARES
AND THE ASSUMPTION OF PHOENIX FUND STATED LIABILITIES
AND LIQUIDATION OF THE PHOENIX FUND

           1.1 THE EXCHANGE. Subject to the requisite approval of the Phoenix Fund shareholders and the other terms and conditions contained herein, and on the basis of the representations and warranties contained herein, the Phoenix Fund agrees to assign, transfer and convey all of its Assets, as set forth in paragraph 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees to (i) deliver to the Phoenix Fund the number of full and fractional Acquiring Fund Shares, determined by dividing the value of the Phoenix Fund's assets net of any liabilities of the Phoenix Fund, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) assume the Stated Liabilities of the Phoenix Fund described in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Phoenix Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereto to the Phoenix Fund.

           1.2 ASSETS TO BE ACQUIRED.

           (a) The assets of the Phoenix Fund to be transferred and acquired by the Acquiring Fund shall consist of all assets and property owned by the Phoenix Fund, including, without limitation, all cash, securities, commodities, interests in futures, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest and other receivables), goodwill and other intangible property, and any deferred or prepaid expenses shown as an asset on the books of the Phoenix Fund on the Closing Date, and all interests, rights, privileges and powers, other than (1) cash in an amount necessary to pay dividends and distributions as provided in paragraph 8.6 and the Phoenix Fund's rights under this Agreement, and (2) a separate cash reserve, in an amount agreed to by the Parties to discharge liabilities not transferred to the Acquiring Fund (the "Assets").

           (b) The Phoenix Fund has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Phoenix Fund's assets, including portfolio securities, as of the date of such statements. The Phoenix Fund hereby represents that, as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Phoenix Fund shares and the payment of normal operating expenses, dividends and capital gains distributions.

           The Phoenix Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Phoenix Fund's portfolio securities and other investments. The Acquiring Fund will, within a reasonable time before the Closing Date, furnish the Phoenix Fund with a list of the securities, if any, on the Phoenix Fund's list referred to above that do not conform to the Acquiring Fund's investment objective, policies and restrictions. If requested by the Acquiring Fund, the Phoenix Fund will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Phoenix Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Phoenix Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Phoenix Fund to dispose of any investments or securities if, in the reasonable judgment of the Phoenix Trust Board or PVA and the Phoenix Trust's or PVA's tax counsel (as applicable), such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes.

           (c) The Assets of the Phoenix Fund to be transferred to the Acquiring Fund on the Closing Date shall be delivered to State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02266, the Acquiring Fund's custodian ("State Street"), for the account of the Acquiring Fund, with all securities not in bearer or book entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to State Street for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of State Street for the account of the Acquiring Fund.

           1.3 LIABILITIES TO BE ASSUMED. The Phoenix Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date, and will maintain the cash reserve referenced in paragraph 1.2(a)(2) for certain other liabilities not accounted for as of the Closing Date. The Acquiring Fund shall assume only the liabilities of the Phoenix Fund reflected on an unaudited statement of assets and liabilities of the Phoenix Fund prepared by the Phoenix Fund and reviewed and approved by the Acquiring Fund, as of the Closing Date, in accordance with generally accepted accounting principles consistently applied from the prior audited period. The Acquiring Fund shall assume only those liabilities of the Phoenix Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent (the "Stated Liabilities"). The Phoenix Fund will, within a reasonable time before the Closing Date, furnish the Acquiring Fund with an unaudited statement of the Phoenix Fund's assets and liabilities as of such date.

           For the avoidance of doubt, except for those Stated Liabilities that are either shown on the statement of assets and liabilities reviewed and approved by the Acquiring Fund or as may be set forth on a separate schedule and specifically assumed by the Acquiring Fund, in no event shall the Acquiring Fund be deemed to have assumed any liability, contingent or otherwise, (i) not expressly related to an Asset, (ii) arising under any federal, state or foreign securities, insurance, consumer protection or similar laws or from any action or proceeding or order resulting from the actions of PVA, the Phoenix Trust or the Phoenix Fund or any of their respective affiliates, or (iii) as may be described in a separate schedule (the foregoing items (i), (ii) and (iii) referred to collectively as the "Excluded Liabilities").

           1.4 TRANSFER OF DIVIDENDS AND DISTRIBUTIONS; CASH RESERVE AMOUNT. The Phoenix Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to the Assets transferred to the Acquiring Fund pursuant to the Reorganization. The Phoenix Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Phoenix Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

           1.5 ASSUMPTION OF EXCLUDED LIABILITIES. As soon as conveniently practicable after the distribution of Acquiring Fund Shares pursuant to paragraph 1.7 has been made, the Phoenix Fund shall take appropriate action to pay or make provision for payment of any Excluded Liabilities.

           1.6 STATE FILINGS. Prior to the Closing Date, the Phoenix Trust shall make any filings with the Commonwealth of Massachusetts that may be required under the laws of the Commonwealth of Massachusetts, effective as of the Closing Date.

           1.7 LIQUIDATION AND DISTRIBUTION, DISSOLUTION AND TERMINATION. As soon as is reasonably practicable after the Closing Date: (a) the Phoenix Fund will distribute in complete liquidation of the Phoenix Fund, pro rata to the Phoenix Fund shareholders of record, determined as of the close of business on the Closing Date, all of the Acquiring Fund Shares received by the Phoenix Fund pursuant to paragraph 1.1; and (b) the Phoenix Fund will thereupon promptly proceed to dissolve and terminate. Such distribution and liquidation will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Phoenix Fund on the books of the Acquiring Fund to open accounts on the share records of the Phoenix Fund, and representing the respective pro rata number of Acquiring Fund Shares due such Phoenix Fund shareholders. All issued and outstanding shares of the Phoenix Fund will simultaneously be canceled on the books of the Phoenix Fund.

           1.8 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, Boston Financial Data Services, Inc. ("BFDS"). Acquiring Fund Shares will be issued simultaneously to the Phoenix Fund, in an amount equal in value to the aggregate net asset value of the Phoenix Fund's shares, to be distributed to the Phoenix Fund shareholders.

           1.9 REPORTING RESPONSIBILITY. Any reporting responsibility of the Phoenix Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the "SEC"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Phoenix Fund, or the Phoenix Trust on behalf of the Phoenix Fund.

           1.10 BOOKS AND RECORDS. All books and records of the Phoenix Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date, within a reasonable period of time after written request of the Acquiring Fund.

ARTICLE II

VALUATION

           2.1 VALUATION OF ASSETS. The value of the Phoenix Fund's Assets to be acquired by the Acquiring Fund hereunder shall be the value of such Assets computed as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., Eastern time) on the Closing Date, after the declaration and payment of any dividends on that date, using the valuation procedures set forth in the Articles of Incorporation or By-laws of the Acquiring Company (the "Acquiring Company Charter Documents") and the Acquiring Fund's then-current prospectus and statement of additional information (together, the "Acquiring Fund Prospectus") or such other valuation procedures as shall be mutually agreed upon by the Parties.

           2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed on the Closing Date (to six decimal places), using the valuation procedures set forth in the Acquiring Company Charter Documents and Acquiring Fund Prospectus or such other valuation procedures as shall be mutually agreed upon by the Parties.

           2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Phoenix Fund determined in accordance with paragraph 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with paragraph 2.2.

           2.4 DETERMINATION OF VALUE. All computations of value of Assets, including the prices used in such computations, shall be made by or under the direction of PVA, as investment adviser for the Phoenix Fund, using the valuation procedures set forth in the Acquiring Fund Charter Documents and the Acquiring Fund Prospectus, and shall be subject to review by the Acquiring Fund and the Acquiring Fund's investment adviser.

ARTICLE III

CLOSING AND CLOSING DATE

           3.1 CLOSING DATE. The Closing shall occur on April 29, 2005, or such other date as the parties may agree to in writing (the "Closing Date"). Unless otherwise agreed to by the Parties, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of the Phoenix Trust, One American Row, Hartford, Connecticut 06102, or at such other time and/or place as the Parties may agree.

           3.2 CUSTODIAN'S CERTIFICATE. The Phoenix Fund shall instruct its custodian, State Street, to deliver at the Closing a certificate of an authorized officer stating that: (a) the Phoenix Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Phoenix Fund. The Phoenix Fund's portfolio securities represented by a certificate or other written instrument shall be examined by State Street on behalf of the Acquiring Fund no later than five (5) business days preceding the Closing Date and transferred and delivered by the Phoenix Fund as of the Closing Date for the account of the Acquiring Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Phoenix Fund's securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and State Street. The cash to be transferred by the Phoenix Fund shall be transferred and delivered by the Phoenix Fund as of the Closing Date for the account of the Acquiring Fund.

           3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Phoenix Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Phoenix Fund is impracticable, the Closing shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

           3.4 TRANSFER AGENT'S CERTIFICATE. The Phoenix Fund shall instruct the variable products unit of PLIC to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Phoenix Fund shareholders as of the Closing Date, and the number and percentage ownership (to three decimal places) of outstanding shares owned by each such Phoenix Fund shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or instruct BFDS to issue and deliver a confirmation evidencing Acquiring Fund Shares to be credited on the Closing Date to the Phoenix Fund, or provide evidence satisfactory to the Phoenix Fund that such Acquiring Fund Shares have been credited to the Phoenix Fund's account on the books of the Acquiring Fund.

           3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each Party shall deliver to the other Parties such bills of sale, checks, assignments, receipts and other documents, if any, as such other Party or its counsel may reasonably request.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

           4.1 REPRESENTATIONS OF THE PHOENIX FUND. The Phoenix Trust, on behalf of the Phoenix Fund, represents and warrants to the Acquiring Company, on behalf of the Acquiring Fund, as follows:

          (a) The Phoenix Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Phoenix Fund is a duly established and designated series of the Phoenix Trust.

          (b) The Phoenix Trust is registered as an open-end management investment company under the 1940 Act, and the Phoenix Fund's shares are registered under the Securities Act of 1933, as amended (the "Securities Act"), and such registrations have not been revoked or rescinded and are in full force and effect.

          (c) The current prospectus and statement of additional information of the Phoenix Fund (collectively, the "Phoenix Fund Prospectus") and each prospectus and statement of additional information of the Phoenix Fund used since the inception of the Phoenix Fund conform or conformed at the time of its use in all material respects to the applicable requirements of the Securities Act and the 1940 Act, and the rules and regulations thereunder, and do not and did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (d) The Phoenix Fund is not in violation of, and the execution, delivery and performance of this Agreement (subject to shareholder approval) by the Phoenix Trust on behalf of the Phoenix Fund will not result in the violation of, Massachusetts law or any provision of the Phoenix Trust's Agreement and Declaration of Trust (the "Phoenix Declaration of Trust") or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Phoenix Trust or the Phoenix Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Phoenix Trust on behalf of the Phoenix Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Phoenix Trust or the Phoenix Fund is a party or by which it is bound.

          (e) The Phoenix Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged or reflected in the statement of assets and liabilities as provided in paragraph 1.3 hereof.

          (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Phoenix Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Phoenix Fund to carry out the transactions contemplated by this Agreement. The Phoenix Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (g) The financial statements of the Phoenix Fund as of December 31, 2004 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly present in all material respects the financial condition of the Phoenix Fund as of such date, and there are no known contingent liabilities of the Phoenix Fund as of such date that are not disclosed in such statements.

          (h) Since the date of the financial statements referred to in paragraph (g) above, there have been no material adverse changes in the Phoenix Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Phoenix Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For the purposes of this paragraph (h), a decline in the net asset value of the Phoenix Fund due to declines in the Phoenix Fund's portfolio, the discharge of Phoenix Fund liabilities or the redemption of Phoenix Fund shares by Phoenix Fund shareholders shall not constitute a material adverse change.

          (i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Phoenix Fund required by law to be filed have or shall have been timely filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown payable pursuant to such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Phoenix Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

           (j) All issued and outstanding shares of the Phoenix Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act and applicable state securities laws and are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Phoenix Fund. All of the issued and outstanding shares of the Phoenix Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Phoenix Fund's transfer agent as provided in paragraph 3.4. The Phoenix Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the Phoenix Fund shares and has no outstanding securities convertible into any of the Phoenix Fund shares.

          (k) At the Closing Date, the Phoenix Trust, on behalf of the Phoenix Fund, will have good and marketable title to the Assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Acquiring Fund has received notice, and, upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such Assets, other than such restrictions as might arise under the Securities Act and other than as disclosed to and accepted by the Acquiring Fund.

          (l) The execution, delivery and performance of this Agreement by the Phoenix Trust, on behalf of the Phoenix Fund, and the consummation of the transactions contemplated hereunder have been duly and validly authorized by the Phoenix Trust Board, and the Phoenix Trust Board has approved the Reorganization and has resolved to recommend the Reorganization to the Phoenix Contract Owners and to call a special meeting of the Phoenix Contract Owners for the purpose of approving the Reorganization and this Agreement. Other than the affirmative vote of a majority (as defined in the 1940 Act) of the outstanding Phoenix Fund shares eligible to be cast, no other corporate action on the part of the Phoenix Trust, the Phoenix Fund, the Phoenix Fund shareholders or the Phoenix Contract Owners is necessary to authorize the execution, delivery and performance of this Agreement by the Phoenix Trust, on behalf of the Phoenix Fund, or the consummation of the Reorganization. This Agreement has been duly and validly executed and delivered by the Phoenix Trust, on behalf of the Phoenix Fund, and is a legal, valid and binding agreement and obligation of the Phoenix Trust, as it relates to the Phoenix Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights and to general equity principles.

          (m) The information to be furnished by the Phoenix Trust on behalf of the Phoenix Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (n) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Phoenix Contract Owners and on the Closing Date, any written information furnished by the Phoenix Trust with respect to the Phoenix Fund for use in the Proxy Materials (as defined in paragraph 5.8) or any other materials provided in connection with the Reorganization does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (o) The Phoenix Fund has elected to qualify and has qualified as a "regulated investment company" under Subchapter M of the Code (a "RIC") as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation.

          (p) Immediately before the Reorganization, not more than 25% of the value of the total assets of the Phoenix Fund will be invested in the stock or securities of any one issuer, and not more than 50% of the value of the Phoenix Fund will be invested in the stock or securities of five or fewer issuers.

          (q) With the exception of the initial capital funding requirement pursuant to Section 14(a)(1) of the 1940 Act, the Phoenix Fund is aware of no information that would indicate that (i) the Phoenix Fund has, or ever had, any shareholder that is not a segregated asset account within the meaning of Section 1.817-5(f)(2)(i)(A) of the regulations under the Code, or any entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of such regulations; (ii) any public investor is participating or has ever participated in the Phoenix Fund through such a segregated asset account other than through the purchase of a variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of such regulations; and (iii) the Phoenix Fund does not satisfy, and at all times during its existence has not satisfied, the percentage diversification tests contained in Section 1.817-5(b)(1)(i) and (ii) of such regulations.

          (r) All Phoenix Fund shares are currently held, and since the date of inception of the Phoenix Fund have been held, by one or more separate accounts established solely for the purpose of offering certain individual and group variable annuity and/or life insurance contracts, and no Phoenix Fund shares have been held by any other party during such period, and that such separate accounts qualify to purchase Phoenix Fund shares under Section 817(h) of the Code and the regulations thereunder.

          (s) The Phoenix Trust has adopted and implemented compliance policies and procedures to comply with all money laundering and currency transaction reporting laws, regulations, requirements and guidance applicable to the Phoenix Fund, including those relating to identification and verification of Phoenix Contract Owners; monitoring for Specifically Designated Nationals and Blocked Persons named on the U.S. Treasury Department's Office of Foreign Assets Control list or other similar governmental lists; suspicious activity reporting; and related recordkeeping requirements.

          (t) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Phoenix Trust, on behalf of the Phoenix Fund, of the transactions contemplated herein, except such as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the 1940 Act or state securities law, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the Phoenix Contract Owners of the Phoenix Fund as described in paragraph 5.2.

           4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Company, on behalf of the Acquiring Fund, represents and warrants to the Phoenix Trust, on behalf of the Phoenix Fund, as follows:

          (a) The Acquiring Company is a corporation that is duly organized, validly existing and in good standing under the laws of the State of Maryland. The Acquiring Fund is a duly established and designated series of the Acquiring Company.

          (b) The Acquiring Company is registered as an open-end management investment company under the 1940 Act, and the Acquiring Fund's shares are registered under the Securities Act, and such registrations have not been revoked or rescinded and are in full force and effect.

          (c) The Acquiring Fund Prospectus conforms in all material respects to the applicable requirements of the Securities Act and the 1940 Act, and the rules and regulations thereunder, and does not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

          (d) The Acquiring Fund is not in violation of, and the execution, delivery and performance of this Agreement by the Acquiring Company on behalf of the Acquiring Fund will not result in the violation of, Maryland law or any provision of the Acquiring Company Charter Documents or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company or the Acquiring Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Company on behalf of the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Company or the Acquiring Fund is a party or by which it is bound.

          (e) Except as otherwise disclosed in writing to and accepted by the Phoenix Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

          (f) The financial statements of the Acquiring Fund as of December 31, 2004 and for the fiscal year then ended have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Phoenix Fund) fairly present in all material respects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

          (g) Since the date of the financial statements referred to in paragraph (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the Phoenix Fund. For the purposes of this paragraph (g), a decline in the net asset value of the Acquiring Fund due to declines in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change.

          (h) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to be filed have or shall have been timely filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes shown payable pursuant to such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

          (i) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

          (j) The execution, delivery and performance of this Agreement by the Acquiring Company, on behalf of the Acquiring Fund, have been duly authorized by all necessary action on the part of the Acquiring Company Board, and this Agreement constitutes a valid and binding obligation of the Acquiring Company on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights and to general equity principles.

          (k) Acquiring Fund Shares to be issued and delivered to the Phoenix Fund for the accounts of the Phoenix Fund shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares and will be fully paid and nonassessable.

          (l) The information to be furnished by the Acquiring Company on behalf of the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

          (m) From the effective date of the Registration Statement (as defined in paragraph 5.8) through the time of the meeting of the Phoenix Contract Owners and on the Closing Date, any written information furnished by the Acquiring Company with respect to the Acquiring Fund for use in the Proxy Materials (as defined in paragraph 5.8), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

          (n) The Acquiring Fund has elected to qualify and has qualified as a RIC under Subchapter M of the Code as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; and qualifies and shall continue to qualify as a RIC under the Code.

          (o) Immediately before the Reorganization, not more than 25% of the value of the total assets of the Acquiring Fund will be invested in the stock or securities of any one issuer, and not more than 50% of the value of the Acquiring Fund will be invested in the stock or securities of five or fewer issuers.

          (p) With the exception of the initial capital funding requirement pursuant to Section 14(a)(1) of the 1940 Act, the Acquiring Fund is aware of no information that would indicate that (i) the Acquiring Fund has, or ever had, any shareholder that is not a segregated asset account within the meaning of Section 1.817-5(f)(2)(i)(A) of the regulations under the Code, or any entity referred to in (and holding its shares in compliance with the terms of) Section 1.817-5(f)(3)(i), (ii) or (iii) of such regulations; (ii) any public investor is participating or has ever participated in the Acquiring Fund through such a segregated asset account other than through the purchase of a variable contract within the meaning of Section 1.817-5(f)(2)(i)(B) of such regulations; and (iii) the Acquiring Fund does not satisfy, and at all times during its existence has not satisfied, the percentage diversification tests contained in Section 1.817-5(b)(1)(i) and (ii) of such regulations.

          (q) The Acquiring Fund is available to act as an investment vehicle for separate accounts established for variable annuity and variable life insurance contracts offered by insurance companies that have entered into participation agreements ("Participation Insurance Companies") with the Acquiring Company and the Acquiring Fund's investment adviser, Lazard Asset Management LLC ("Lazard"); and Acquiring Fund Shares currently are offered only to Participation Insurance Companies and their separate accounts that communicate to the Acquiring Company, that they qualify to purchase Acquiring Fund Shares under Section 817(h) of the Code and the regulations thereunder.

          (r) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Company, on behalf of the Acquiring Fund, of the transactions contemplated herein, except such as may be required under the Securities Act, the Exchange Act, the 1940 Act or state securities law.

          (s) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the Securities Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE PHOENIX FUND

           5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 8.6, each of the Acquiring Fund and Phoenix Fund will operate its business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and distributions, and shareholder purchases and redemptions. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

          5.2 APPROVAL OF PHOENIX CONTRACT OWNERS. The Phoenix Trust will call a special meeting of Phoenix Contract Owners to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other action necessary to obtain approval of the transactions contemplated herein, and the Phoenix Trust Board will recommend a favorable vote thereon. Such meeting shall be scheduled for no later than April 26, 2005 (or such other date as the parties may agree to in writing). PLIC or its affiliates, on behalf of the Phoenix Trust and the Phoenix Fund, will solicit voting instructions from Phoenix Contract Owners and, in accordance with such instructions, vote on the matters to be acted upon at such meeting. PLIC or an affiliate will vote any Phoenix Fund shares over which it has voting power in a manner consistent with each variable annuity or life insurance contract that uses the Phoenix Fund as an underlying investment medium, its fiduciary duties and applicable law. In the event that insufficient instructions are received by PLIC or an affiliate to approve this Agreement and the Reorganization, the meeting may be adjourned in order to permit further solicitation of voting instructions.

          5.3 INVESTMENT REPRESENTATION. The Phoenix Trust and the Phoenix Fund covenant that the Phoenix Fund is not acquiring the Acquiring Fund Shares to be issued pursuant to this Agreement for the purpose of making any distribution thereof, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

          5.4 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Acquiring Company's officers and agents shall have reasonable access to the Phoenix Fund's books and records necessary to maintain current knowledge of the Phoenix Fund and to ensure that the representations and warranties made by the Phoenix Fund are accurate.

          5.5 ADDITIONAL INFORMATION. The Phoenix Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning interests of Phoenix Contract Owners in the separate accounts holding the Phoenix Fund's shares.

          5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Phoenix Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Phoenix Trust and the Phoenix Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

          5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Phoenix Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Phoenix Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Treasurer or Assistant Treasurer of the Phoenix Trust.

          5.8 PREPARATION OF REGISTRATION STATEMENT AND PROXY STATEMENT. The Acquiring Company will prepare and file with the SEC a registration statement on Form N-14 (the "Registration Statement") relating to the Acquiring Fund Shares to be issued to shareholders of the Phoenix Fund. The Registration Statement shall include a proxy statement of the Phoenix Fund and a prospectus of the Acquiring Fund relating to the transactions contemplated by this Agreement. The Registration Statement shall be in compliance with the Securities Act, the Exchange Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement of the Phoenix Fund contained in the Registration Statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Phoenix Contract Owners to consider the approval of this Agreement and the transactions contemplated herein.

          5.9 BEST EFFORTS. Each of the Acquiring Company, the Acquiring Fund, the Phoenix Trust and the Phoenix Fund shall use its reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

          5.10 TAX FREE REORGANIZATION. From and after the date of this Agreement, each Party shall use commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying as a reorganization under the provisions of Section 368(a) of the Code.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PHOENIX FUND

          The obligations of the Phoenix Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

          6.1 All representations, covenants and warranties of the Acquiring Company, on behalf of itself and the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

          6.2 The Acquiring Fund shall have delivered to the Phoenix Fund a certificate executed in the Acquiring Fund's name by the Acquiring Company's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Phoenix Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Phoenix Fund shall reasonably request.

          6.3 The Acquiring Fund or Acquiring Company, as the case may be, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund or Acquiring Company, as the case may be, on or before the Closing Date.

          6.4 The Phoenix Fund shall have received on the Closing Date a favorable opinion from Stroock & Stroock & Lavan LLP, counsel to the Acquiring Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Phoenix Fund, covering the following points:

          (a) The Acquiring Company is a duly organized and validly existing corporation under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company, and the Acquiring Fund is a duly authorized class of Common Stock under the Acquiring Company Charter Documents;

          (b) To such counsel's knowledge, and without any independent investigation, the Acquiring Company is registered as an open-end management investment company under the 1940 Act and the Acquiring Company's registration with the SEC as an investment company under the 1940 Act is in full force and effect;

          (c) This Agreement has been duly authorized, executed and delivered by the Acquiring Company on behalf of the Acquiring Fund and, assuming due authorization, execution and delivery of this Agreement by the Phoenix Trust on behalf of the Phoenix Fund and PVA, is a valid and binding obligation of the Acquiring Company on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equity principles;

          (d) Assuming that the Acquiring Fund Shares are issued in accordance with the terms of this Agreement, Acquiring Fund Shares to be issued and delivered to the Phoenix Fund, for distribution to the Phoenix Fund shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and nonassessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares under the Acquiring Company Charter Documents, or to such counsel's knowledge otherwise;

          (e) The Registration Statement has been declared effective by the SEC, and to such counsel's knowledge, no stop order under the Securities Act pertaining thereto has been issued, and to the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the State of Maryland for the issuance of Acquiring Fund Shares in exchange for the Phoenix Fund's Assets pursuant to this Agreement have been obtained or made;

          (f) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Company Charter Documents; and

          (g) To such counsel's knowledge, and without any independent investigation, the Acquiring Company is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Phoenix Fund of all the obligations to be performed by the Phoenix Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

          7.1 All representations, covenants and warranties of the Phoenix Trust, on behalf of itself and the Phoenix Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

          7.2 The Phoenix Fund shall have delivered to the Acquiring Fund a certificate executed in the Phoenix Fund's name by the Phoenix Trust's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties made in this Agreement by or on behalf of the Phoenix Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated herein, and as to such other matters as the Acquiring Fund shall reasonably request.

          7.3 The Phoenix Fund shall have delivered to the Acquiring Fund a statement of the Phoenix Fund's assets and liabilities, together with a list of the Phoenix Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Phoenix Trust.

          7.4 The Phoenix Fund or Phoenix Trust, as the case may be, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Phoenix Fund or the Phoenix Trust, as the case may be, on or before the Closing Date.

          7.5 The Acquiring Fund shall have received on the Closing Date a favorable opinion of Matthew A. Swendiman, Esq., counsel to the Phoenix Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund, covering the following points:

           (a) The Phoenix Trust is a duly organized and validly existing business trust under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry on its business as a registered investment company, and the Phoenix Fund is a duly established series of the Phoenix Trust;

           (b) To such counsel's knowledge, and without any independent investigation, the Phoenix Trust is registered as an open-end management investment company under the 1940 Act and such registration with the SEC as an investment company under the 1940 Act is in full force and effect;

           (c) This Agreement has been duly authorized, executed and delivered by the Phoenix Trust on behalf of the Phoenix Fund and, assuming due authorization, execution and delivery of this Agreement by the Acquiring Company on behalf of the Acquiring Fund and subject to approval by the Phoenix Contract Owners, is a valid and binding obligation of the Phoenix Trust on behalf of the Phoenix Fund, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and to general equity principles;

           (d) To the knowledge of such counsel, and without any independent investigation, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Phoenix Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the exchange of the Phoenix Fund's Assets for Acquiring Fund Shares pursuant to this Agreement have been obtained or made;

           (e) The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Phoenix Declaration of Trust (assuming shareholder approval has been obtained); and

           (f) To such counsel's knowledge, and without any independent investigation, the Phoenix Trust is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Phoenix Fund.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE ACQUIRING FUND AND PHOENIX FUND

          If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Phoenix Fund or the Acquiring Fund, the Acquiring Fund or the Phoenix Fund, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1 This Agreement and the transactions contemplated herein, with respect to the Phoenix Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Phoenix Fund in accordance with the provisions of the Phoenix Declaration of Trust, applicable Massachusetts law and the 1940 Act. Certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Phoenix Fund may waive the conditions set forth in this paragraph 8.1.

          8.2 On the Closing Date, the SEC shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be, to either party's knowledge, threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

          8.3 All required consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state securities authorities, including any necessary "no-action" positions and exemptive orders from such federal authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Phoenix Fund, provided that either party hereto may waive any such conditions for itself.

          8.4 The Phoenix Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.3.

          8.5 The Registration Statement shall have become effective under the Securities Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

          8.6 The Phoenix Fund shall have declared and paid a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Phoenix Fund's investment company taxable income (as defined in Code Section 852) for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward). Further, each of the Acquiring Fund and Phoenix Fund will have satisfied the investment diversification requirements of Section 817(h) of the Code for all taxable quarters since its inception, including the last short taxable period of the Phoenix Fund ending on the Closing Date and taxable quarter of the Acquiring Fund that includes the Closing Date.

          8.7 As of the Closing Date, there shall be (a) no pending or threatened litigation brought by any person against the Phoenix Trust, the Phoenix Fund, the Acquiring Company or the Acquiring Fund or any of the investment advisers, trustees, directors or officers of the foregoing, arising out of this Agreement, and (b) no facts known to the Phoenix Trust, the Phoenix Fund, the Acquiring Company or the Acquiring Fund, which any of such persons reasonably believes might result in such litigation.

          8.8 The Phoenix Trust shall have received an opinion from McDermott Will & Emery LLP addressed to the Phoenix Trust, on behalf of the Phoenix Fund, and the Acquiring Company shall have received an opinion from Stroock & Stroock & Lavan LLP addressed to the Acquiring Company, on behalf of the Acquiring Fund, substantially to the effect that, based on certain facts, qualifications, assumptions and representations, and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

          (a) the transfer of all of the Phoenix Fund's Assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Phoenix Fund followed by the distribution by the Phoenix Fund of Acquiring Fund Shares to the Phoenix Fund shareholders in complete liquidation of the Phoenix Fund will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Phoenix Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

          (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of all of the Assets of the Phoenix Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Phoenix Fund;

          (c) no gain or loss will be recognized by the Phoenix Fund upon the transfer of the Phoenix Fund's Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Stated Liabilities of the Phoenix Fund or upon the distribution (whether actual or constructive) of Acquiring Fund Shares to Phoenix Fund shareholders in exchange for such shareholders' shares of the Phoenix Fund in liquidation of the Phoenix Fund pursuant to the Reorganization;

          (d) no gain or loss will be recognized by the Phoenix Fund shareholders upon the exchange of their Phoenix Fund shares solely for Acquiring Fund Shares in the Reorganization;

          (e) the aggregate tax basis of Acquiring Fund Shares received by each Phoenix Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Phoenix Fund shares held by such shareholder immediately prior to the Reorganization. The holding period of the Acquiring Fund Shares to be received by each Phoenix Fund shareholder pursuant to the Reorganization will include the period during which the Phoenix Fund shares exchanged therefor were held by such shareholder, provided such Phoenix Fund shares were held as capital assets at the time of the Reorganization; and

          (f) the tax basis of the Phoenix Fund's Assets acquired by the Acquiring Fund pursuant to the Reorganization will be the same as the tax basis of such assets to the Phoenix Fund immediately before the Reorganization. The holding period of the Assets of the Phoenix Fund in the hands of the Acquiring Fund will include the period during which those Assets were held by the Phoenix Fund.

           In rendering such opinion, McDermott Will & Emery LLP and Stroock & Stroock & Lavan LLP each may rely upon such certificates as they shall reasonably request of the Acquiring Company on behalf of the Acquiring Fund, the Phoenix Trust on behalf of the Phoenix Fund and PVA and each Phoenix Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.

ARTICLE IX

EXPENSES

           9.1 The Funds will pay no expenses associated with their participation in the Reorganization. PLIC has separately entered into an agreement with Lazard to set forth how the Reorganization expenses will be allocated. Pursuant to such agreement, PLIC and Lazard or their affiliates have agreed that all fees, costs and expenses associated with the Reorganization will be shared between them on an equal basis including those attorneys' fees, costs and expenses relating to the preparation of proxy materials, regulatory filings and related tax opinions, the printing and distribution of prospectus materials, the preparation for and conduct of shareholder meetings and other similar shareholder communications to the Phoenix Fund shareholders and Phoenix Contract Owners.

           9.2 The Acquiring Company, on behalf of the Acquiring Fund, and the Phoenix Trust, on behalf of the Phoenix Fund, represent and warrant that they have no obligations to pay any brokers' or finders' fees in connection with the transactions provided for herein.

ARTICLE X

INDEMNIFICATION

           10.1 The Acquiring Company agrees to indemnify and hold harmless, PVA, the Phoenix Fund, the Phoenix Trust, and their respective board members and officers, and their affiliates from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based upon:

           (a) any breach by the Acquiring Company or the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement; or

           (b) any misrepresentation in or omission from any certificate or other document furnished or to be furnished by the Acquiring Company or an officer of the Acquiring Company hereunder; or

           (c) the gross negligence, willful misconduct, bad faith or reckless disregard for its obligations or the obligations of the Acquiring Company or Acquiring Fund under this Agreement, applicable law or otherwise.

           10.2 PVA agrees to indemnify and hold harmless the Acquiring Company and its directors and officers, the Acquiring Fund, and their affiliates from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which any such indemnified party may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based upon:

           (a) any breach by the Phoenix Trust or the Phoenix Fund of any of their representations, warranties, covenants or agreements set forth in this Agreement;

           (b) any misrepresentation in or omission from any certificate or other document furnished or to be furnished by the Phoenix Trust or an officer of the Phoenix Trust hereunder; or

           (c) any Excluded Liability of the Phoenix Fund (described in paragraphs 1.3 and 1.5 hereof) or the gross negligence, willful misconduct, bad faith or reckless disregard for its obligations or the obligations of the Phoenix Trust, the Phoenix Fund, PVA or PLIC under this Agreement, applicable law or otherwise.

ARTICLE XI

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

           11.1 The Acquiring Company, on behalf of the Acquiring Fund, and the Phoenix Trust, on behalf of the Phoenix Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the Parties.

           11.2 Except as specified in the next sentence set forth in this paragraph 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date, the indemnification obligations of Article X and the obligations of the Acquiring Fund and the Phoenix Fund in paragraph 5.6 shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XII

TERMINATION

           12.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned by (i) the mutual agreement of the Acquiring Company and the Phoenix Trust or (ii) if the Closing has not occurred as of June 30, 2005, unless such date is extended by mutual agreement of the parties. In addition, either the Acquiring Company or the Phoenix Trust may at their option terminate this Agreement at or before the Closing Date due to:

           (a) a material breach or intentional misrepresentation by the other Party of any obligation, representation, warranty or agreement contained herein or in connection herewith, to be performed at or before the Closing Date, if not cured within 30 days; or

           (b) a condition herein expressed to be precedent to the obligations of the terminating Party that has not been met if it reasonably appears that it will not or cannot be met.

           12.2 In the event of any such termination, this Agreement shall become void and in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Phoenix Fund, the Acquiring Company or the Phoenix Trust, or their respective board members or officers, to the other Party or its board members or officers, or of PVA, as applicable. In the event of willful default, all remedies at law or in equity of the Party adversely affected shall survive.

           12.3 The termination of this Agreement shall be effectuated by the delivery by the terminating Party to the other Party of a written notice of such termination.

ARTICLE XIII

AMENDMENTS

           13.1 This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Company and the Phoenix Trust; provided, however, that following the meeting of the Phoenix Contract Owners called by the Phoenix Fund pursuant to this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Phoenix Fund shareholders under this Agreement to the detriment of such Phoenix Fund shareholders without their further approval.

ARTICLE XIV

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY

           14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

           14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

           14.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by the Phoenix Trust and the Acquiring Company shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts and the State of Maryland, respectively, without giving effect to principles of conflict of laws.

           14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

           14.5 It is expressly agreed that the obligations of the Phoenix Fund hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Phoenix Trust personally, but shall bind only the trust property of the Phoenix Fund, as provided in the Phoenix Declaration of Trust. Moreover, no series of the Phoenix Trust other than the Phoenix Fund shall be responsible for the obligations of the Phoenix Trust hereunder, and all persons shall look only to the assets of the Phoenix Fund to satisfy the obligations of the Phoenix Fund hereunder. The execution and delivery of this Agreement have been authorized by the Phoenix Trust Board on behalf of the Phoenix Fund and signed by authorized officers of the Phoenix Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Phoenix Fund as provided in the Phoenix Declaration of Trust.

ARTICLE XV

NOTICES

           15.1 Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party:

If to the Phoenix Trust:

The Phoenix Edge Series Fund One American Row, Hartford, Connecticut 06102 Attention: Matthew A. Swendiman, Esq.

If to the Acquiring Company:

Lazard Retirement Series, Inc. 30 Rockefeller Plaza, New York, New York 10112 Attention: Brian D. Simon, Esq.

with a copy to:

Janna Manes, Esq. Stroock & Stroock & Lavan LLP 180 Maiden Lane, New York, New York 10038-4982

              or to any other address that the Acquiring Company or the Phoenix Trust shall have last designated by notice to the other Party.

              IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

Attest: By: Name: Title:	LAZARD RETIREMENT SERIES, INC., on behalf of Lazard Retirement Small Cap Portfolio By: Name: Title:
Attest: By: Name: Title:	THE PHOENIX EDGE SERIES FUND, on behalf of Phoenix-Lazard Small-Cap Value Series By: Name: Title:
Attest: By: Name: Title:	The Undersigned is a party to this Agreement: PHOENIX VARIABLE ADVISORS, INC. By: Name: Title:

Exhibit B

FINANCIAL HIGHLIGHTS: LAZARD RETIREMENT SMALL CAP PORTFOLIO

           Selected Data For a Share of Capital Stock Outstanding Throughout Each Year:

                                                                               Year Ended
                                                  --------------------------------------------------------------------
                                                    12/31/04      12/31/03       12/31/02      12/31/01      12/31/00
                                                    --------      --------       --------      --------      --------

Net asset value, beginning of year                   $14.71        $10.72         $13.08        $11.75        $9.82
                                                     ------        ------         ------        ------        -----

Income (loss) from investment operations:
         Net investment income (loss)                    -- (b)       -- (b)        0.01          0.01         0.03
         Net realized and unrealized gain (loss)       2.19          3.99          (2.32)         2.15         2.03
                                                     ------        ------         ------        ------        -----
         Total from investment operations              2.19          3.99          (2.31)         2.16         2.06
                                                     ------        ------         ------        ------        -----

Less distributions from:
         Net investment income                           --           --           --            (0.01)       (0.03)
         Net realized gains                              --           --           (0.05)        (0.82)       (0.10)
                                                     ------        ------         ------        ------        -----
         Total distributions                             --           --           (0.05)        (0.83)       (0.13)
                                                     ------        ------         ------        ------        -----
Net asset value, end of year                         $16.90        $14.71         $10.72        $13.08       $11.75
                                                     ======        ======         ======        ======        ======

Total Return (a)                                      14.89%        37.22%       (17.68)%        18.63%        21.05%

Ratios and Supplemental Data:

Net assets, end of year (in thousands)             $110,982       $76,636        $47,453       $42,164      $15,205
Ratios to average net assets:
         Net expenses                                  1.25%         1.25%          1.25%         1.25%        1.25%
         Gross expenses                                1.28%         1.37%          1.42%         1.67%        2.76%
         Net investment income (loss)                 (0.35)%        0.03%         (0.17)%        0.09%        0.42%
Portfolio turnover rate                                  98%           78%           108%           78%          67%
(a)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio have been waived or reimbursed by Lazard Asset Management LLC, the Portfolio's investment adviser; without such waiver/reimbursement of expenses, the Portfolio's returns would have been lower. Performance information does not reflect the fees and charges imposed by participating insurance companies at the separate account level, and such charges will have the effect of reducing performance.

(b)	Amount is less than $0.01 per share.

Subject to Completion, March 11, 2005

STATEMENT OF ADDITIONAL INFORMATION

March 28, 2005

Acquisition of the Assets of

PHOENIX-LAZARD SMALL-CAP VALUE SERIES
(A series of The Phoenix Edge Series Fund)

101 Munson Street
Greenfield, Massachusetts 01301

1-800-541-0171

By and in Exchange for Shares of

LAZARD RETIREMENT SMALL CAP PORTFOLIO
(A series of Lazard Retirement Series, Inc.)

30 Rockefeller Plaza
New York, New York 10112

212-632-6000

           This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated March 28, 2005 relating specifically to the proposed transfer of all of the assets and liabilities of Phoenix-Lazard Small Cap Value Series (the "Phoenix Portfolio"), a series of The Phoenix Edge Series Fund (the "Trust"), in exchange for shares of common stock of Lazard Retirement Small Cap Portfolio (the "Lazard Portfolio"), a series of Lazard Retirement Series, Inc. ("LRS"). The transfer is to occur pursuant to a Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Trust's Statement of Additional Information dated May 1, 2004.

2.	LRS' Statement of Additional dated May 1, 2004, as revised December 30, 2004.

3.	The Phoenix Portfolio's Annual Report for the fiscal year ended December 31, 2004.

4.	The Lazard Portfolio's Annual Report for the fiscal year ended December 31, 2004.

5.	Pro forma financials for the Lazard Portfolio, Phoenix Portfolio and Combined Portfolio as of December 31, 2004.

          LRS' Statement of Additional Information, and the financial statements included in the Lazard Portfolio's Annual Report are incorporated herein by reference. The Prospectus/Proxy Statement dated March 28, 2005 may be obtained by writing to LRS at 30 Rockefeller Plaza, New York, New York 10112.

DOCUMENTS INCORPORATED BY REFERENCE

           LRS' Statement of Additional Information dated May 1, 2004, as revised December 30, 2004, is incorporated herein by reference to LRS' Post-Effective Amendment No. 14 to its Registration Statement on Form N-1A, filed on December 3, 2004 (File No. 333-22309). The financial statements of the Lazard Portfolio are incorporated herein by reference to its Annual Report for the fiscal year ended December 31, 2004, filed March 4, 2005.

          The Trust's Statement of Additional Information dated May 1, 2004 is incorporated herein by reference to the Trust's Post-Effective Amendment No. 47 to its Registration Statement on Form N-1A, filed on April 30, 2004 (File No. 33-5033). The financial statements of the Phoenix Portfolio are incorporated herein by reference to its Annual Report for the fiscal year ended December 31, 2004, filed March 9, 2005.

PRO-FORMA SCHEDULE OF INVESTMENTS
DECEMBER 31, 2004

                                                       S H A R E S                                 V A L U E
                                        ----------------------------------------   ----------------------------------------
                                           LRS     Phoenix-Lazard  LRS Small Cap      LRS     Phoenix-Lazard  LRS Small Cap
                                        Small Cap     Small-Cap      Portfolio     Small Cap    Small-Cap       Portfolio
                                        Portfolio      Value         Pro-Forma     Portfolio      Value         Pro-Forma
                                                       Series        Combined                     Series        Combined

Common Stocks--95.2%

Aerospace & Defense--2.3%
DRS Technologies, Inc. (a)               $27,600       $3,250        $30,850       $1,178,796    $138,807      $1,317,603
Esterline Technologies Corp. (a)          12,400        1,400         13,800          404,860      45,710         450,570
The Titan Corp. (a)                       55,100        7,900         63,000          892,620     127,980       1,020,600
                                          95,100       12,550        107,650        2,476,276     312,497       2,788,773

Agriculture--0.8%
Delta & Pine Land Co.                     33,900        3,550         37,450          924,792      96,844       1,021,636

Apparel & Textiles--4.8%
AnnTaylor Stores Corp. (a)                28,200        3,100         31,300          607,146      66,743         673,889
Hot Topic, Inc. (a)                       51,900        5,900         57,800          892,161     101,421         993,582
K-Swiss, Inc., Class A                    19,400        2,300         21,700          564,928      66,976         631,904
The Gymboree Corp. (a)                    59,000        5,550         64,550          756,380      71,151         827,531
The Sports Authority, Inc. (a)            34,600        3,500         38,100          890,950      90,125         981,075
The Timberland Co., Class A (a)           13,000        1,500         14,500          814,710      94,005         908,715
The Warnaco Group, Inc. (a)               39,500        4,400         43,900          853,200      95,040         948,240
                                         245,600       26,250        271,850        5,379,475     585,461       5,964,936

Automotive--2.2%
CSK Auto Corp. (a)                        43,500        3,900         47,400          728,190      65,286         793,476
Rush Enterprises, Inc., Class A (a)       26,600        2,800         29,400          431,718      45,444         477,162
TBC Corp. (a)                             27,300        3,300         30,600          758,940      91,740         850,680
Winnebago Industries, Inc.                13,600        1,600         15,200          531,216      62,496         593,712
                                         111,000       11,600        122,600        2,450,064     264,966       2,715,030

Banking--7.3%
Bank of the Ozarks, Inc.                   2,200                       2,200           74,866                      74,866
First Community Bancorp                   13,200        2,000         15,200          563,640      85,400         649,040
First Midwest Bancorp, Inc.               20,600        2,400         23,000          747,574      87,096         834,670
First Republic Bank                       11,700        1,300         13,000          620,100      68,900         689,000
Hudson United Bancorp                      7,800        1,000          8,800          307,164      39,380         346,544
MB Financial, Inc.                        13,500          700         14,200          569,025      29,505         598,530
Provident Bankshares Corp.                18,900        2,000         20,900          687,393      72,740         760,133
Sterling Bancshares, Inc.                 69,200        7,800         77,000          987,484     111,306       1,098,790
Texas Regional Bancshares, Inc., Class A  17,400        1,850         19,250          568,632      60,458         629,090
Umpqua Holdings Corp.                     18,800        2,300         21,100          473,948      57,983         531,931
United Bankshares, Inc.                   25,700        2,250         27,950          980,455      85,838       1,066,293
W Holding Co., Inc.                       26,068        3,103         29,171          598,003      71,179         669,182
Westamerica Bancorporation                16,100        2,000         18,100          938,791     116,620       1,055,411
                                         261,168       28,703        289,871        8,117,075     886,405       9,003,480

Building & Construction--1.5%
Chicago Bridge & Iron Co. NV, NY Shares   19,800        2,350         22,150          792,000      94,000         886,000
The Shaw Group, Inc. (a)                  48,500        5,600         54,100          865,725      99,960         965,685
                                          68,300        7,950         76,250        1,657,725     193,960       1,851,685

Business Services & Supplies--8.4%
ADVO, Inc.                                38,900        3,775         42,675        1,386,785     134,579       1,521,364
Arbitron, Inc. (a)                        30,700        3,700         34,400        1,202,826     144,966       1,347,792
BearingPoint, Inc. (a)                    72,400        6,600         79,000          581,372      52,998         634,370
Herman Miller, Inc.                       38,000        3,200         41,200        1,049,940      88,416       1,138,356
MPS Group, Inc. (a)                       76,000       10,300         86,300          931,760     126,278       1,058,038
ProQuest Co. (a)                          22,100        2,650         24,750          656,370      78,705         735,075
Tetra Tech, Inc. (a)                      64,300        7,900         72,200        1,076,382     132,246       1,208,628
The BISYS Group, Inc. (a)                 49,000        4,400         53,400          806,050      72,380         878,430
Veritas DGC, Inc. (a)                     35,400        4,500         39,900          793,314     100,845         894,159
Watson Wyatt & Co. Holdings               32,000        4,300         36,300          862,400     115,885         978,285
                                         458,800       51,325        510,125        9,347,199   1,047,298      10,394,497

Chemicals--2.6%
Ferro Corp.                               19,300        2,250         21,550          447,567      52,178         499,745
Olin Corp.                                41,900        4,850         46,750          922,638     106,797       1,029,435
PolyOne Corp. (a)                         67,500       10,200         77,700          611,550      92,412         703,962
Spartech Corp.                            30,500        3,600         34,100          826,245      97,524         923,769
                                         159,200       20,900        180,100        2,808,000     348,911       3,156,911

Coal--0.7%
Foundation Coal Holdings, Inc.            31,500        3,500         35,000          726,390      80,710         807,100

Computer Software--2.5%
Avocent Corp. (a)                         13,800        1,600         15,400          559,176      64,832         624,008
Catapult Communications Corp. (a)          6,200          800          7,000          149,792      19,328         169,120
JDA Software Group, Inc. (a)              32,000        3,400         35,400          435,840      46,308         482,148
SERENA Software, Inc. (a)                 41,500        4,700         46,200          898,060     101,708         999,768
Verity, Inc. (a)                          52,200        6,500         58,700          684,864      85,280         770,144
                                         145,700       17,000        162,700        2,727,732     317,456       3,045,188

Computers & Business Equipment--2.5%
Advanced Digital Information Corp. (a)    54,300        6,350         60,650          544,086      63,627         607,713
Black Box Corp.                            1,600          100          1,700           76,832       4,802          81,634
Foundry Networks, Inc. (a)                50,700        6,200         56,900          667,212      81,592         748,804
Komag, Inc. (a)                           46,300        5,200         51,500          869,514      97,656         967,170
Photon Dynamics, Inc. (a)                 27,500        3,100         30,600          667,700      75,268         742,968
                                         180,400       20,950        201,350        2,825,344     322,945       3,148,289

Consumer Products--1.1%
Jarden Corp. (a)                           8,300          600          8,900          360,552      26,064         386,616
The Scotts Co., Class A (a)               12,200        1,500         13,700          896,944     110,280       1,007,224
                                          20,500        2,100         22,600        1,257,496     136,344       1,393,840

Diversified--0.8%
The Liberty Corp.                         21,800        1,900         23,700          958,328      83,524       1,041,852

Drugs & Health Care--6.6%
Able Laboratories, Inc. (a)               28,000        3,600         31,600          637,000      81,900         718,900
Andrx Corp. (a)                           43,200        5,300         48,500          943,056     115,699       1,058,755
Beverly Enterprises, Inc. (a)            115,700       15,400        131,100        1,058,655     140,910       1,199,565
Kindred Healthcare, Inc. (a)              34,000        4,100         38,100        1,018,300     122,795       1,141,095
LifePoint Hospitals, Inc. (a)             39,300        3,500         42,800        1,368,426     121,870       1,490,296
MIM Corp. (a)                             85,800        8,900         94,700          544,830      56,515         601,345
Select Medical Corp.                      63,600        7,300         70,900        1,119,360     128,480       1,247,840
Taro Pharmaceutical Industries, Ltd. (a)  17,100        1,800         18,900          581,913      61,254         643,167
                                         426,700       49,900        476,600        7,271,540     829,423       8,100,963

Education--2.0%
Corinthian Colleges, Inc. (a)             40,700        6,100         46,800          766,992     114,954         881,946
DeVry, Inc. (a)                           31,400        3,400         34,800          545,104      59,024         604,128
Leapfrog Enterprises, Inc. (a)             1,500        1,200          2,700           20,400      16,320          36,720
Learning Tree International, Inc. (a)     67,900        5,200         73,100          909,860      69,680         979,540
                                         141,500       15,900        157,400        2,242,356     259,978       2,502,334

Electrical Equipment--2.8%
Coherent, Inc. (a)                        26,000        3,000         29,000          791,440      91,320         882,760
General Cable Corp. (a)                   12,300        1,300         13,600          170,355      18,005         188,360
GrafTech International, Ltd. (a)          56,800        8,000         64,800          537,328      75,680         613,008
Plexus Corp. (a)                          52,700        6,800         59,500          685,627      88,468         774,095
Rogers Corp. (a)                          20,700        2,300         23,000          892,170      99,130         991,300
                                         168,500       21,400        189,900        3,076,920     372,603       3,449,523

Electronics--1.8%
Metrologic Instruments, Inc. (a)          33,700        4,200         37,900          716,125      89,250         805,375
TTM Technologies, Inc. (a)               104,400       10,400        114,800        1,231,920     122,720       1,354,640
                                         138,100       14,600        152,700        1,948,045     211,970       2,160,015

Environmental--0.5%
Waste Connections, Inc. (a)               15,950        1,850         17,800          546,288      63,362         609,650

Equipment Rental--0.4%
United Rentals, Inc. (a)                  25,200        2,600         27,800          476,280      49,140         525,420

Financial Services--5.0%
Calamos Asset Management, Inc., Class A   23,300        2,500         25,800          629,100      67,500         696,600
eSPEED, Inc., Class A (a)                 67,300        8,500         75,800          832,501     105,145         937,646
Financial Federal Corp. (a)               17,000        1,450         18,450          666,400      56,840         723,240
IndyMac Bancorp, Inc.                     13,200        1,550         14,750          454,740      53,398         508,138
Knight Trading Group, Inc., Class A (a)  103,700        8,700        112,400        1,135,515      95,265       1,230,780
MAF Bancorp, Inc.                         20,100        2,800         22,900          900,882     125,496       1,026,378
The South Financial Group, Inc.           28,200        3,100         31,300          917,346     100,843       1,018,189
                                         272,800       28,600        301,400        5,536,484     604,487       6,140,971

Food & Beverages--0.6%
Performance Food Group Co. (a)            25,400        2,300         27,700          683,514      61,893         745,407

Forest & Paper Products--0.5%
Packaging Corp. of America                22,400        2,650         25,050          527,520      62,408         589,928

Household Products & Home Furnishings--0.4%
Cost Plus, Inc. (a)                       14,100        1,900         16,000          453,033      61,047         514,080

Industrial & Machinery--1.9%
Roper Industries, Inc.                     18,100       1,650         19,750        1,099,937     100,270       1,200,207
Tecumseh Products Co., Class A             21,300       2,100         23,400        1,018,140     100,380       1,118,520
                                           39,400       3,750         43,150        2,118,077     200,650       2,318,727

Insurance--3.3%
Arch Capital Group, Ltd. (a)               28,800       3,100         31,900        1,114,560     119,970       1,234,530
Assured Guaranty, Ltd.                     49,200       6,200         55,400          967,764     121,954       1,089,718
Bristol West Holdings, Inc.                 7,800         700          8,500          156,000      14,000         170,000
Max Re Capital, Ltd.                       30,700       2,850         33,550          654,831      60,790         715,621
Reinsurance Group of America, Inc.         15,900       1,350         17,250          770,355      65,408         835,763
                                          132,400      14,200        146,600        3,663,510     382,122       4,045,632

Leisure & Entertainment--1.1%
Alliance Gaming Corp. (a)                  57,400      6,200          63,600          792,694      85,622         878,316
WMS Industries, Inc. (a)                   13,200      1,600          14,800          442,728      53,664         496,392
                                           70,600      7,800          78,400        1,235,422     139,286       1,374,708

Medical Products & Services--3.5%
Bio-Rad Laboratories, Inc., Class A (a)       800        200           1,000           45,896      11,474          57,370
Charles River Laboratories International,
Inc. (a)                                    6,288        816           7,104          289,311      37,544         326,855
Cutera, Inc.                                7,900        800           8,700           98,592       9,984         108,576
DJ Orthopedics, Inc. (a)                   42,000      4,800          46,800          899,640     102,816       1,002,456
Hanger Orthopedic Group, Inc. (a)          12,900        900          13,800          104,490       7,290         111,780
INAMED Corp. (a)                           15,950      1,575          17,525        1,008,837      99,619       1,108,456
Martek Biosciences Corp. (a)                8,600      1,000           9,600          440,320      51,200         491,520
PSS World Medical, Inc. (a)                72,400      7,500          79,900          906,086      93,862         999,948
Respironics, Inc. (a)                         800        300           1,100           43,488      16,309          59,797
Viasys Healthcare, Inc. (a)                 4,000        700           4,700           76,000      13,300          89,300
                                          171,638     18,591         190,229        3,912,660     443,398       4,356,058

Oil & Gas--7.0%
Bill Barrett Corp.                          7,300        900           8,200          233,527      28,791         262,318
Denbury Resources, Inc. (a)                20,500      2,400          22,900          562,725      65,880         628,605
Energy Partners, Ltd. (a)                  21,200      2,300          23,500          429,724      46,621         476,345
Forest Oil Corp. (a)                       20,900      2,000          22,900          662,948      63,440         726,388
Grey Wolf, Inc. (a)                       104,300     12,000         116,300          549,661      63,240         612,901
Hanover Compressor Co. (a)                 51,400      5,900          57,300          726,282      83,367         809,649
Key Energy Services, Inc. (a)             108,800     12,850         121,650        1,283,840     151,630       1,435,470
Kinder Morgan Management, LLC (a)          21,484      3,053          24,537          874,399     124,257         998,656
Maverick Tube Corp. (a)                    13,800      2,500          16,300          418,140      75,750         493,890
Range Resources Corp.                      28,500      2,700          31,200          583,110      55,242         638,352
The Houston Exploration Co. (a)            12,000      1,800          13,800          675,720     101,358         777,078
Whiting Petroleum Corp. (a)                22,700      2,000          24,700          686,675      60,500         747,175
                                          432,884     50,403         483,287        7,686,751     920,076       8,606,827

Printing & Publishing--1.9%
Journal Register Co. (a)                   56,668      7,200          63,868        1,095,392     139,176       1,234,568
R. H. Donnelley Corp. (a)                  17,700      1,900          19,600        1,045,185     112,195       1,157,380
                                           74,368      9,100          83,468        2,140,577     251,371       2,391,948

Real Estate--3.1%
Alexandria Real Estate Equities, Inc.       5,500        600           6,100          409,310      44,652         453,962
Capital Automotive REIT                    10,400      1,100          11,500          369,460      39,078         408,538
CarrAmerica Realty Corp.                   15,100      1,950          17,050          498,300      64,350         562,650
Inland Real Estate Corp.                   21,800      1,600          23,400          347,710      25,520         373,230
Lexington Corporate Properties Trust       25,300      2,400          27,700          571,274      54,192         625,466
Prentiss Properties Trust                   8,200        900           9,100          313,240      34,380         347,620
The Mills Corp.                            14,500      1,650          16,150          924,520     105,204       1,029,724
                                          100,800     10,200         111,000        3,433,814     367,376       3,801,190

Restaurants--0.6%
CBRL Group, Inc.                           15,900      1,800          17,700          665,415      75,330         740,745

Retail--1.5%
99 Cents Only Stores (a)                   50,500      3,600          54,100          816,080      58,176         874,256
Tractor Supply Co. (a)                     22,300      2,500          24,800          829,783      93,025         922,808
                                           72,800      6,100          78,900        1,645,863     151,201       1,797,064

Semiconductors & Components--3.5%
AMIS Holdings, Inc. (a)                    53,300      4,400          57,700          880,516      72,688         953,204
Benchmark Electronics, Inc. (a)            20,700      2,300          23,000          705,870      78,430         784,300
Brooks Automation, Inc. (a)                41,400      5,000          46,400          712,908      86,100         799,008
ChipMOS TECHNOLOGIES Ltd.                             12,400          12,400                       78,988          78,988
Exar Corp. (a)                             81,000      8,000          89,000        1,149,390     113,520       1,262,910
Ultratech, Inc. (a)                        22,600      2,000          24,600          426,010      37,700         463,710
                                          219,000     34,100         253,100        3,874,694     467,426       4,342,120

Steel--0.6%
Schnitzer Steel Industries, Inc., Class A   9,400      1,100          10,500          318,942      37,323         356,265
Steel Dynamics, Inc.                        8,400      1,000           9,400          318,192      37,880         356,072
                                           17,800      2,100          19,900          637,134      75,203         712,337

Telecommunications--2.9%
C-COR, Inc. (a)                           109,500     12,800         122,300        1,018,350     119,040       1,137,390
CommScope, Inc. (a)                        52,900      5,000          57,900          999,810      94,500       1,094,310
Ditech Communications Corp. (a)            28,700      2,600          31,300          429,065      38,870         467,935
Oplink Communications, Inc. (a)           104,000     12,000         116,000          204,880      23,640         228,520
Wireless Facilities, Inc. (a)              56,800      6,600          63,400          536,192      62,304         598,496
                                          351,900     39,000         390,900        3,188,297     338,354       3,526,651

Transportation--4.2%
AirTran Holdings, Inc. (a)                 72,500      7,700          80,200          775,750      82,390         858,140
Forward Air Corp. (a)                      17,100      1,900          19,000          764,370      84,930         849,300
OMI Corp.                                  40,900      5,900          46,800          689,165      99,415         788,580
Overnite Corp.                             18,500      2,000          20,500          688,940      74,480         763,420
Pacer International, Inc. (a)              55,800      6,400          62,200        1,186,308     136,064       1,322,372
Swift Transportation Co., Inc. (a)         26,200      3,050          29,250          562,776      65,514         628,290
                                          231,000     26,950         257,950        4,667,309     542,793       5,210,102

Utilities--2.0%
AGL Resources, Inc.                        22,000      2,550          24,550          731,280      84,762         816,042
Cleco Corp.                                39,400      5,000          44,400          798,244     101,300         899,544
New Jersey Resources Corp.                 15,100     60,676          75,776          654,434      60,676         715,110
                                           76,500     68,226         144,726        2,183,958     246,738       2,430,696

Total Common Stocks
(Identified cost $91,811,517)           5,090,608    642,298       5,732,906      105,471,357  11,854,956     117,326,313

Short-Term Investments---6.1%                 PAR / PRINCIPAL AMOUNT (000)
                                        ----------------------------------------
U.S. Treasury Bills---0.5%
U.S.Treasury Bill 1.79%, 1/6/05                    $       2       $       2                        1,999           1,999
U.S.Treasury Bill 1.857%, 1/6/05                         115             115                      114,970         114,970
U.S.Treasury Bill 1.983%, 1/6/05                          61              61                       60,983          60,983
U.S.Treasury Bill 1.80%, 2/10/05                          94              94                       93,812          93,812
U.S.Treasury Bill 1.915%, 2/10/05                         81              81                       80,828          80,828
U.S.Treasury Bill 1.95%, 2/10/05                         127             127                      126,725         126,725
U.S.Treasury Bill 2.08%, 2/10/05                          68              68                       67,847          67,847
U.S.Treasury Bill 2.09%, 2/10/05                          81              81                       80,818          80,818
                                                                                                  627,982         627,982

Repurchase Agreement--5.6%
State Street Bank and Trust Co., 1.40%, 01/03/05,
(Dated 12/31/04, collateralized by $6,995,000 United States Treasury
Note, 2.50%, 09/30/06, with a value of $6,976,897)

                                        $   6,840                  $   6,840     $  6,840,000                   6,840,000

Total Short-Term Investments
(Identified cost $)                     $   6,840  $     629       $   7,469     $  6,840,000   $ 627,982     $ 7,467,982

Total Investments----101.3%
(Identified cost $)                                                               112,311,357  12,482,938     124,794,295
Liabilities in Excess of Cash and Other Assets---(1.3)%                            (1,329,486)   (227,032)     (1,556,518)

                                                                                 -----------------------------------------
Net Assets---100.00%                                                             $110,981,871 $12,255,906    $123,237,777
                                                                                 =========================================

(a)  Non-income producing security.

(b) For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation is as follows:

                                              Aggregate         Aggregate
                                                Gross             Gross              Net
                              Aggregate       Unrealized        Unrealized        Unrealized
Portfolio                       Cost         Appreciation      Depreciation      Depreciation
---------                       ----         ------------      ------------      ------------
Phoenix-Lazard Small-Cap
Value Series                $ 10,603,484     $  2,055,632      $    176,178      $  1,879,454

LRS Small Cap Portfolio     $ 98,857,945     $ 15,407,233      $  1,953,821      $ 13,453,412

THE LAZARD FUNDS, INC.

Statements of Assets and Liabilities
December 31, 2004

                                        Lazard              Phoenix-Lazard                           Lazard Retirement
                                        Retirement Small    Small Cap Value                          Small Cap
                                        Cap Portfolio       Portfolio               Adjustments      Pro-Forma
                                        -------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at value     $  112,311,357       $ 12,482,938                            $      124,794,295
Cash                                               752             36,018                                        36,770
Foreign Currency                                   --               --                                               --
Receivables for:                                   --               --
   Investments sold                            570,618             53,871                                       624,489
   Dividends and interest                       56,374              6,074                                        62,448
   Capital stock sold                           52,675             35,571                                        88,246
   Due from Investment Manager                    --                3,503                                         3,503
Prepaid expenses                                  --                  237                                           237
                                        ---------------------------------------------------------------------------------
Total assets                               112,991,776         12,618,212              --                   125,609,988
                                        ---------------------------------------------------------------------------------

LIABILITIES
Payables for:
   Investments purchased                     1,769,911            306,092                                     2,076,003
   Capital stock repurchased                   135,640              7,188                                       142,828
   Dividends payable                             --                 --                                               --
   Gross depreciation on foreign
   currency contracts                            --                 --                                               --
Payable upon return of securities on
loan                                             --                 --                                               --
Management fees payable                         56,271              --                                           56,271
Accrued directors' / trustees'  fee
payable                                            427                147                                           574
Accrued distribution fee payable                22,761              --                                            22,761
Accrued Merger expenses                           --                --                                                --
Other accrued expenses and payables             24,895             48,879                                        73,774
                                        --------------------------------------------------------------------------------
Total liabilities                            2,009,905            362,306              --                     2,372,211
                                        --------------------------------------------------------------------------------
Net assets                              $  110,981,871         12,255,906                                    123,237,777
                                        =====================================================================================

NET ASSETS
Paid in capital                         $   88,038,952      $  10,117,023                                    98,155,975
Undistributed net investment income             39,674                                 --                        39,674
Net unrealized appreciation
(depreciation) on investments               13,659,840          1,935,938                                    15,595,778
Accumulated undistributed net realized
gain (loss)                                  9,243,305            202,945                                     9,446,250
                                        -------------------------------------------------------------------------------------
Net assets                              $  110,981,771       $ 12,255,906                            $      123,237,677
                                        =====================================================================================
Shares of capital stock outstanding          6,567,766            866,036         (140,747)                   7,293,055
Net asset value, offering and
redemption price per share              $        16.90       $      14.15                            $            16.90

Cost of investments in securities       $   98,651,517       $ 10,547,000                            $      109,198,517

See notes to pro forma financial statements

STATEMENTS OF
OPERATIONS
For the year ended
December 31, 2004

                                                                                            Lazard
                                   Lazard           Phoenix-Lazard                          Small Cap
                                   Small Cap        Small-Cap Value                         Portfolio
                                   Portfolio        Portfolio           Adjustments         Pro-Forma Combined

INVESTMENT INCOME
Income:
Interest                         $  742,437         $     3,923                             $      746,360
Dividends                            58,173              82,787                                    140,960
                                 ---------------------------------------------------------- --------------------------
Total investment income*            800,610              86,710              --                    887,320
                                 ---------------------------------------------------------- --------------------------

Expenses:
Management Fees                  $  667,426             104,105            (17,351) (a)      $     754,180
Distribution Fees                   222,475              -                  28,918  (b)            251,393
Custodian Fees                       94,933              27,766            (36,229) (a)             86,470
Professional Services                61,307             32,330             (29,837) (a)             63,800
Administration Fees                  55,453             45,999             (43,554) (a)             57,898
Shareholders' services               14,868               -                   (468) (a)             14,400
Shareholders' reports                 9,411             16,848             (17,259) (a)              9,000
Directors'/Trustees' fees and
expenses                              6,749              9,466              (7,558) (a)              8,657
Other                                 3,595              9,697              (9,542) (a)              3,750
Registration Fees                     2,250                --                  662                   2,912
                                 ---------------------------------------------------------- --------------------------
Gross expenses                     1,138,467           246,211            (132,217)              1,252,461
Management Fees Waived/Expense
Reimbursement                        (26,295)         (124,748)            151,043                       0
Expense reductions                      (116)               (6)               --
                                 ---------------------------------------------------------- --------------------------
Total net expenses                 1,112,056           121,457              18,826               1,252,461
                                 ---------------------------------------------------------- --------------------------
Investment income-net               (311,446)          (34,747)            (18,826)               (365,141)
                                 ---------------------------------------------------------- --------------------------

NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on
investments                       12,747,580         1,175,015                                  13,922,595
Net change in unrealized
appreciation on investments          987,411           215,581                                   1,202,492
                                 ---------------------------------------------------------- --------------------------
Realized and unrealized gain
(loss) on investments              13,734,991          1,390,596              --                         --
                                 ---------------------------------------------------------- --------------------------
Net increase in net assets
resulting from operations        $ 13,423,545          1,355,849           (18,826)             15,125,587
                                 ========================================================== ==========================

*  Net of foreign withholding
   taxes of                      $      1,352                                 246                    1,598
(a)  Reflects anticipated savings as a result of the merger.
(b)  Reflects 0.25% distribution fee applicable to shares issued as result of merger; Phoenix shares do not impose a distribution fee.

See notes to pro forma financial statements.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1.       Basis of Merger

           The Board of Trustees of The Phoenix Edge Series Fund (the "Trust") has approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the "Plan") between the Phoenix-Lazard Small-Cap Value Series (the "Phoenix Portfolio") and Lazard Retirement Small Cap Portfolio (the "Lazard Portfolio" and, together with the Phoenix Portfolio, the "Portfolios"), a series of Lazard Retirement Series, Inc. ("LRS"). The Plan provides for the transfer of all of the assets of the Phoenix Portfolio, subject to its stated liabilities, to the Lazard Portfolio in a tax-free exchange for shares of the Lazard Portfolio and the distribution of such shares to the shareholders of the Phoenix Portfolio (the "Exchange"). The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of the Portfolios at December 31, 2004.

           The unaudited pro forma statement of operations reflects the results of operations of the Portfolios for the twelve months ended December 31, 2004. These statements have been derived from the books and records of the Portfolios utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the Lazard Portfolio as the surviving entity. The fiscal year for both Portfolios is December 31st.

           The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of the Phoenix Portfolio and the Lazard Portfolio included or incorporated by reference in its respective Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on December 31, 2004. Following the Exchange, the Lazard Portfolio will be the accounting survivor.

NOTE 2.        Portfolio Valuation

Phoenix-Lazard Small-Cap Value Series:

           The Phoenix Portfolio's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Board of Trustees of the Trust or its delegates. Equity securities are valued at the last official closing price (typically sale) on the exchange on which the securities are principally traded, or, if no closing price is available at the last bid price. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities, approved by the Board of Trustees of the Trust when such prices are believed to reflect the fair value of such securities. As required, some securities and assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

           Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the series calculates its net asset value (generally, the close of the New York Stock Exchange, the "NYSE") that may impact the value of securities traded in these foreign markets. In these cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

Lazard Retirement Small Cap Portfolio:

           Market values for equity securities listed on the NYSE, NASDAQ national market or other U.S. exchanges or markets are based on the closing market price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date; securities not traded on the valuation date are valued at the closing bid price. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price, except as described below.

           If events materially affecting the value of securities occur between the close of the exchange or market on which the security is principally traded and the time when the Lazard Portfolio's net asset value is calculated, such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors of LRS. Fair valuing of foreign securities may be determined with the assistance of a pricing service, using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American depositary receipts or futures contracts. The effect of using fair value pricing is that the net asset value of the Lazard Portfolio will be subject to the judgment of the Board of Directors of LRS or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios' net asset values.

           Securities for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Directors of LRS. Under these procedures, in the event that Lazard Asset Management LLC, LRS' investment manager (the "Investment Manager"), determines that a significant event has occurred after the close of a market on which a foreign security is traded but before the close of regular trading on the NYSE, such that current market quotations for a security or securities are not readily available, a Valuation Committee of the Investment Manager will evaluate a variety of factors to determine the fair value of the affected securities. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager's analyst will also be considered.

NOTE 3.       Capital Shares

           The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Phoenix Portfolio at December 31, 2004 by the net asset value per share of the Lazard Portfolio on December 31, 2004.

NOTE 4.        Pro Forma Operating Expenses

           The accompanying pro forma financial statements reflect changes in expenses of the Lazard Portfolio as if the Exchange was consummated on December 31, 2004. While it is anticipated that there will be an elimination of certain duplicative expenses as a result of this Exchange, the actual amount of such future expenses is impossible to predict.

NOTE 5.        Federal Income Taxes

           If the Exchange is consummated, the Lazard Portfolio would seek to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute all its taxable income, including any realized net capital gains, to shareholders, thereby relieving the Lazard Portfolio from all, or substantially all, federal income taxes.

           The identified cost of investments for the Portfolios is substantially the same for both accounting and tax purposes. The tax cost of investments will remain unchanged after the Exchange.

VOTING INSTRUCTIONS CARD

           Instructions of Policyholder/Contractowner for Voting Shares of The Phoenix Edge Series Fund

These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of The Phoenix Edge Series Fund (the "Trust") is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

•	Through the Internet at www.proxyweb.com;

•	By telephone, with a toll-free call to the Trust's proxy tabulator, at 1-800-690-6903;

•	By mail, using the enclosed Voting Instructions Card(s) and postage paid envelope; or

•	In person at the Special Meeting.

We encourage you to vote by Internet or telephone. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

PLEASE RESPOND—IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

The undersigned, being the owner of a variable life insurance policy ("Policyholder") or variable annuity contract ("Contractowner") issued by Phoenix Life Insurance Company and its subsidiaries (together "Phoenix"), hereby instructs Phoenix to cause the shares of Phoenix-Lazard Small-Cap Value Series (the "Phoenix Portfolio"), a series of the Trust, allocable to Policyholder's or Contractowner's account identified on this Voting Instructions Card, to be voted at the Special Meeting of Shareholders of the Phoenix Portfolio to be held on Tuesday, April 26, 2005, at One American Row, Hartford, Connecticut 06102, and at any and all adjournments or postponements thereof, in the manner directed below with respect to the matters described in the notice and accompanying Proxy Statement for said meeting which have been received by the undersigned.

THE PROXY FOR WHICH VOTING INSTRUCTIONS ARE BEING REQUESTED IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST WHO RECOMMEND A VOTE "FOR" EACH OF THE PROPOSALS.

The voting instruction will be voted as marked. IF NOT MARKED, THIS VOTING INSTRUCTION WILL BE VOTED FOR THE PROPOSAL. If you do not vote or this voting instruction is not returned properly executed, your votes will be cast by Phoenix on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. Please do not use fine point pens. [X]

Name of Series: Phoenix-Lazard Small-Cap Value Series

Proposal 1:	To approve an Agreement and Plan of Reorganization providing for the transfer of all assets and stated liabilities of the Phoenix-Lazard Small-Cap Value Series in exchange for shares of Lazard Retirement Small Cap Portfolio, and the shares so received will be distributed to shareholders of the Phoenix-Lazard Small-Cap Value Series.

[     ] For        [     ] Against        [     ] Abstain

Proposal 2:	To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

[     ] For        [     ] Against        [     ] Abstain

PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

_____________________________________      _____________________________________
Signature of Participant         Date      Signature of Joint Owner(s)      Date

Please date and sign exactly as your name appears hereon. If shares are registered in more than one name, all participants should sign this voting instruction, but if one participant signs, this signature binds the other participant(s). When signing as an attorney, executor, administrator, agent, trustee, guardian, or custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

THE PHOENIX EDGE SERIES FUND

These proposals are discussed in detail in the attached Proxy Statement. The Board of Trustees of The Phoenix Edge Series Fund (the "Trust") is soliciting the enclosed proxy. As a convenience, you can now vote in any one of four ways:

•	Through the Internet at www.proxyweb.com;

•	By telephone, with a toll-free call to the Trust's proxy tabulator, at 1-800-690-6903;

•	By mail, using the enclosed Voting Instructions Card(s) and postage paid envelope; or

•	In person at the Special Meeting.

We encourage you to vote by Internet or telephone, using the control number that appears at left. These voting methods will reduce the time and costs associated with this proxy solicitation. Whichever method you choose please read the enclosed proxy statement before you vote.

          PLEASE RESPOND - IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU VOTE PROMPTLY. YOUR VOTE IS IMPORTANT.

The undersigned shareholder of Phoenix-Lazard Small-Cap Value Series (the "Phoenix Portfolio"), a series of the Trust, hereby appoints Matthew A. Swendiman and Philip K. Polkington and any and each of them, proxies of the undersigned, with power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Special Meeting of Shareholders of the Phoenix Portfolio to be held on Thursday, April 26, 2005, at One American Row, Hartford, Connecticut, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, or at any and all adjournments or postponements thereof, with respect to all shares of the Phoenix Portfolio for which the undersigned is entitled to vote or with respect to which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present voting with respect to the specific matters set forth below. Any proxies heretofore given by the undersigned with respect to said meeting are hereby revoked.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST WHO RECOMMEND A VOTE "FOR" EACH OF THE PROPOSALS.

Specify desired action by check mark in the appropriate space. In the absence of such specification, the persons named as proxies have discretionary authority, which they intend to exercise by voting shares represented by this proxy in favor of each of the proposals.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. Please do not use fine point pens. [X]

Name of Series: Phoenix-Lazard Small-Cap Value Series

Proposal 1:	To approve an Agreement and Plan of Reorganization providing for the transfer of all assets and stated liabilities of the Phoenix-Lazard Small-Cap Value Series in exchange for shares of Lazard Retirement Small Cap Portfolio, and the shares so received will be distributed to shareholders of the Phoenix-Lazard Small-Cap Value Series.

[     ] For        [     ] Against        [     ] Abstain

Proposal 2:	To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.

[     ] For        [     ] Against        [     ] Abstain

PLEASE MARK, SIGN, DATE AND RETURN THE VOTING INSTRUCTIONS CARD PROMPTLY USING THE ENCLOSED ENVELOPE. BY SIGNING THIS PROXY CARD, RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT IS ACKNOWLEDGED.

_____________________________________      _____________________________________
Signature of Participant         Date      Signature of Joint Owner(s)      Date

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS HEREON. CORPORATE PROXIES SHOULD BE SIGNED BY AN AUTHORIZED OFFICER.

LAZARD RETIREMENT SERIES, INC.
PART C
OTHER INFORMATION

          All references to the "Registration Statement" are to Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A, filed December 3, 2004 (File No. 333-22309) (the "Registration Statement") unless otherwise noted.

Item 15	Indemnification.

The response to this item is incorporated by reference to Item 24 of Part C of the Registration Statement.

Item 16	Exhibits.

(1)(a)	Registrant's Articles of Incorporation are incorporated by reference to Exhibit (1)(a) to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the "SEC") on May 19, 1997.

(1)(b)	Registrant's Articles of Amendment are incorporated by reference to Exhibit (1)(b) to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A filed with the SEC on May 19, 1997.

(1)(c)	Registrant's Articles Supplementary are incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 9 of the Registrant's Registration Statement on Form N-1A filed with the SEC on April 30, 2001.

(1)(d)	Registrant's Articles Supplementary are incorporated by reference to Exhibit (a)(4) to the Registration Statement.

(2)	Registrant's By-Laws, as amended are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 13 of the Registrant's Registration Statement on Form N-1A filed with the SEC on October 15, 2004.

(3)	Not Applicable.

(4)	Agreement and Plan of Reorganization (included as Exhibit A to the Proxy Statement/Prospectus).

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)	Investment Management Agreements are incorporated by reference to Exhibit (d) to the Registration Statement.

(7)(a)	Distribution Agreement, as revised is incorporated by reference to Exhibit (e) to the Registration Statement.

(8)	Not Applicable.

(9)	Custodian Contract is incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 11 of the Registrant's Registration Statement on Form N-1A filed with the SEC on April 30, 2003.

(10)(a)	Distribution and Servicing Plan, as revised is incorporated by reference to Exhibit (m)(1) to the Registration Statement.

(10)(b)	Form of Distribution and Servicing Plan Agreement is incorporated by reference to Exhibit (m)(2) to the Registration Statement.

(11)	Consent of counsel.*

(12)	Opinion and consent of counsel regarding tax matters.**

(13)(a)	Administration Agreement is incorporated by reference to Exhibit (h)(2) to Pre-Effective Amendment No. 1 of the Registrant's Registration Statement on Form N-1A filed with the SEC on May 19, 1997.

(13)(b)	Form of Fund Participation Agreement, as revised is incorporated by reference to Exhibit (h)(2) to the Registration Statement.

(13)(c)	Transfer Agency and Service Agreement is incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 11 of the Registrant's Registration Statement on Form N-1A filed with the SEC on April 30, 2003.

(14)(a)	Consent of Independent Registered Public Accounting Firm of Registrant.*

(14)(b)	Consent of Independent Registered Public Accounting Firm.*

(15)	Not Applicable.

(16)	Power of Attorney.***

(17)(a)	Forms of Proxy.*

(17)(b)	Registrant's Prospectus and Statement of Additional Information dated May 1, 2004, as revised on December 30, 2004, are incorporated by reference to the Registration Statement.

          __________________________________

*	Filed herewith.

**	To be filed by amendment.

***	Filed as part of signature page to Registrant's Registration Statement on Form N-14 (File No. 333-122944) filed with the SEC on February 22, 2005.

Item 17.	Undertakings

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933 each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

           As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 11th day of March, 2005.

LAZARD RETIREMENT SERIES, INC. By: /s/ Charles Carroll Charles Carroll, Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following p-erson in the capacities and on the dates indicated.

/s/ Charles Carroll Charles Carroll	President and Director	March 11, 2005

/s/ Stephen St. Clair Stephen St. Clair	Treasurer and Chief Financial Officer	March 11, 2005

/s/ Norman Eig Norman Eig	Director	March 11, 2005

/s/ John J. Burke* John J. Burke	Director	March 11, 2005

/s/ Lester Z. Lieberman* Lester Z. Lieberman	Director	March 11, 2005

/s/ Richard Reiss, Jr.* Richard Reiss, Jr.	Director	March 11, 2005

Kenneth S. Davidson* Kenneth S. Davidson	Director	March 11, 2005

/s/ William Katz William Katz	Director	March 11, 2005

/s/ Robert M. Solmson* Robert M. Solmson	Director	March 11, 2005

/s/ Nathan A. Paul Attorney-in-fact, Nathan A. Paul